Horace Mann Mutual Funds
Annual Report

                            [GRAPHIC APPEARS HERE]

December 31, 1997

                                  Retirement

                       [PHOTO OF STOPWATCH APPEARS HERE]     Savings


               Contents

----------------------------------------
  One-year performance ending 12/31/97
----------------------------------------

Growth Fund                       23.45%

Balanced Fund                     19.04%

Income Fund                        9.42%

Short-Term
Investment Fund                    5.09%

Small Cap
Growth Fund*                      17.01%

International
Equity Fund*                       3.46%

Socially
Responsible Fund* 23.04%

For further information, see page 3.

*Since inception 3/10/97


Letter from the Chairman of
the Board and the President.....................  2

Average Annual Total Return
Horace Mann Mutual Funds........................  3

Portfolio manager letters.......................  4

Fund performance graphs......................... 11


Financial statements............................ 16

This report must be preceded or accompanied by a current prospectus.


                                                       long term goals

         investments

Harace Mann Investors, Inc.
--------------------------------------------------------------------------------
                                                     1 Horace Mann Plaza
                                                     Springfield, Illinois 62715
                                                     217-789-2500

Fellow Shareholders:

Horace Mann is pleased to report 1997 investment returns. Each of our seven funds achieved positive returns for the year, and your assets increased in value in excess of inflation. Both the Growth Fund and Balanced Fund have produced performance in excess of the relevant Lipper averages over the most recent three-year period. Although both funds underperformed their relevant benchmarks over the last year, they produced very positive returns. You should be very confident that the officers and trustees of the funds remain committed to delivering to you appropriate returns for your investments over the long term.

In response to the need for additional fund options, we added three new funds this year -- the Small Cap Growth Fund, the Socially Responsible Fund and the International Equity Fund -- bringing the total number of Horace Mann funds available to seven. The purpose of the new funds is to offer you the ability to build a more diversified portfolio. The Small Cap Growth, International Equity and Socially Responsible funds outpaced their relevant benchmarks for 1997.

MARKET REVIEW
1997 was a good year for both stock and bond markets in the United States. Domestic stock prices continued their successful run over the past several years, and the bond market benefited from an economy with low inflation and moderate growth. Some international markets, however, especially those in Asia, experienced market declines over the last half of 1997. Scudder Kemper Investments Inc., manager of the Horace Mann International Equity Fund, remains positive on international markets over the long term, but expects some near-term volatility.

MARKET AND POLITICAL ISSUES
Wellington Management Company, LLP, one of the fund's investment advisors, expects both unemployment and inflation to remain at moderate levels in the near future. These two fundamental factors are expected to keep interest rates from rising very much in the near term. The expansion of the domestic economy is expected to continue in the next year, although the pace might slow somewhat as Asian demand falls for U.S. goods.

PERSPECTIVE
At the Horace Mann Family of Funds, we are committed to providing our shareholders with a long-term accumulation of assets in excess of inflation. We hope that the new additions to our family of funds give you more options to achieve your goal of a secure retirement. We appreciate the opportunity to serve you.


Sincerely,


/s/George Zock

George Zock
Chairman & President
Horace Mann Mutual Funds

                           How the Funds Measure Up
--------------------------------------------------------------------------------

For Growth Fund Public Shareholders and participants in the Horace Mann Employee 401(k) Plan

Average annual total return Horace Mann Mutual Funds

Total average annualized returns for the period ended December 31, 1997 for the Horace Mann Mutual Funds and their comparable benchmark indices are shown in the following table:


                                                                                                            Annualized
                                     1 Year        5 Years        10 Years         Since Inception        Since Inception
                                     ------        -------        --------         ---------------        --------------
     Growth Fund                      23.45%        19.80%         16.66%              16.03%/1/                  -
     S&P 500 Stock Index              33.36         20.27          18.05               16.89                      -

     Balanced Fund                    19.04         15.35          14.14               13.30/1/                   -
     Stock/Bond Composite/4/          23.70         14.92          14.31               13.51                      -

     Income Fund                       9.42          6.57           8.51                7.76/1/                   -
     Lehman Intermediate/
     Aggregate/5/                      9.82          7.05           8.53                8.24                      -

     Short-Term Investment Fund        5.09          4.33           5.37                4.92/1/                   -
     90-day Treasury Bills             5.26          4.58           5.56                5.05                      -

     Small Cap Growth Fund               -              -              -               17.01/2/               20.98
     Russell 2000 Growth                 -              -              -               15.32                      -

     International Equity Fund           -              -              -                3.46/3/                4.27
     MSCI EAFE                           -              -              -                3.40                      -

     Socially Responsible Fund           -              -              -               23.04/3/               28.41

     S&P 500 Stock Index                 -              -              -               22.28                      -

================================================================================

Returns of the Horace Mann Mutual Funds in the above table are shown net of fund expenses. Commission credits were used to pay certain expenses of the Growth and Balanced funds from 1994 through 1997. Certain Balanced Fund expenses were subsidized (assumed and/or waived) through 1987. Certain Income Fund expenses have been subsidized (assumed and/or waived) through 1996. Certain Short-Term Investment Fund expenses have been subsidized (assumed and/or waived) since 1983. Certain fund expenses have been subsidized (assumed and/or waived) for the Small Cap Growth, International Equity and Socially Responsible funds since their beginning March 10, 1997. Subsidization and use of credits resulted in higher actual returns of as much as 1 percent, depending on the period subsidized for each fund. There is no guarantee that subsidization and use of credits will continue in the future.

The performance data quoted represents past performance, and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and when redeemed, may be worth more or less than its original cost.

The indices listed are unmanaged industry benchmarks, not funds, and as such they have no expenses.

/1/Since inception for the Growth, Balanced, Income, and Short-Term Investment funds refers to Nov. 1, 1989, the date Wellington Management Company, LLP became their investment advisor. Effective May 1, 1997, Wellington Management Company, LLP became the subadvisor for these funds.

/2/Since inception for the Small Cap Growth Fund refers to its beginning date, March 10, 1997. PNC Equity Advisors Company is this fund's investment subadvisor.

/3/Since inception for the International Equity and Socially Responsible funds refer to their beginning date, March 10, 1997. Scudder Kemper Investments, Inc. is investment subadvisor for these funds.

/4/60 percent S&P 500, 40 percent Lehman Brothers Intermediate
Government/Corporate Bond Index through April 10, 1997, Lehman Brothers Aggregate Bond Index thereafter.

/5/Lehman Brothers Intermediate Government/Corporate Bond Index through April 30, 1997, Lehman Brothers Aggregate Bond Index thereafter.

RATES OF RETURN                                                                3

--------------------------------------------------------------------------------
Wellington Management Company, LLP       75 State Street
                                         Boston, Massachusetts 02109
--------------------------------------------------------------------------------
                                         Telephone:               Fax:
                                         (617) 951-5000           (617) 951-5250
--------------------------------------------------------------------------------

Growth Fund and Balanced Fund (equity portion)
December 31, 1997

--------------------------------------------------------------------------------
Performance         For the third straight year, the financial markets were very strong in 1997, and we are happy to report that the Growth
                    Fund and the Balanced Fund have participated in the record stock market rally by outperforming their Lipper categories, on average, over the last three years. While many market analysts expressed caution at the beginning of this past year following the exceptionally strong returns of 1995 and 1996, lower long-term interest rates, declining inflation expectations and continued growth in the economy helped push equity returns over 20% for an unprecedented third consecutive year.

                    During the most recent year ending December 1997, the Horace Mann Growth Fund returned 23.5%, but trailed the lofty performance of the S&P 500 index. The Horace Mann Balanced Fund, which is made up of between 50% and 75% equities managed in the same style as the Horace Mann Growth Fund, and the remainder in fixed income securities, returned 19.0% for the year, also below its market index. The Growth Fund trailed the Lipper Growth & Income Fund one-year average return of 27.1%, while the Balanced Fund equaled the Lipper Balanced Fund average return of 19.0%. Over a full market cycle, our investment objective is to outperform both the Lipper averages and the market indexes.

Portfolio Review    The stock market in 1997 rewarded investors who held large, liquid, blue-chip names and disappointed those who held names which missed analysts' estimates, had negative publicity, or otherwise stumbled in investors' minds. As a result, the prices of many of the most well regarded names, the so-called "New Nifty Fifty," such as Gillette, Pfizer, and Proctor & Gamble, continued their expansion into valuation territory which has not been experienced since the early 1970s. Because the investment philosophy employed in the Horace Mann Growth Fund and the equity portion of the Horace Mann Balanced Fund is to invest primarily in stocks which are considered inexpensive on a valuation basis, we did not participate in the above-average moves in these highly-priced stocks. We believe that investment in more attractively valued stocks will be rewarded in the long term as other investors begin to understand the potential of such companies.

                    As value-oriented funds, the Horace Mann Growth and Balanced Funds have a natural inclination to invest in sectors comprised of companies that are reasonably priced relative to key earnings, assets, and growth measures. The utilities sector, in general, fits this description and proved to be a rewarding place for the funds to invest in 1997. While the sector's performance was only marginally greater than the S&P 500 for the year, the funds' selections within the sector significantly outperformed the index and contributed heavily to the funds' total return for the year.

                    The performance of the Growth Fund and the equity portion of the Balanced Fund was negatively influenced by two sectors: materials and health care. Materials sector stocks were hard hit by the events which unfolded in Asia during the third and fourth quarters as investors became worried Asian demand for raw materials would slacken and, at the same time, Asian producers would dump their production on the world market at reduced prices in an effort to raise much-needed cash. In the health care sector, the funds' investments in a diversified group of health care companies performed in a lackluster fashion compared to the large pharmaceuticals that led the sector.

--------------------------------------------------------------------------------

Economic Outlook    Domestic economic fundamentals are sound, but the financial markets in the fourth quarter were roiled by events within a number of Asian economies. We expect the banking and currency turmoil in the Far East will have a dampening effect on the U.S. economy. Domestic GDP is estimated to expand approximately 2% in 1998, which is 50 basis points lower than our estimate in the prior quarter. Specifically, the domestic net trade deficit will widen which will modestly slow the domestic rate of growth. Asia represents an estimated 30% of global GDP, but the serious reversals are occurring in only about one third of Asia's GDP. Global
                    GDP is expected to expand 3% over the next 12 months.

                    The inflation outlook is expected to remain under control, probably in the 1.5% range. Continued strength in the U.S. dollar will limit pricing power for domestic producers as imported goods become more price competitive. The tight labor market continues to be a risk in our benign inflationary outlook and represents a forgotten factor in an environment overly focused on developments in Asian markets.

                    With inflation in check, slower growth in corporate profits, and continued strength in the U.S. dollar, it appears the Federal Open Market Committee (FOMC) will not increase interest rates at this time. Short-term interest rates are expected to remain at current levels during the first half of 1998. In response to a slowing expansion, the FOMC is likely to ease rates in the latter part of 1998, setting the stage for a further decline in short-and long-term interest rates in the second half.

                    In response to international financial events, domestic economic weakness may develop but not enough to initiate a recession. On the margin, domestic markets should benefit if the Asian slowing acts as an escape valve on our economy which had been gaining momentum and approaching labor bottlenecks. With interest rates moving lower, a serious retrenchment in the equity market should be avoided even as corporate profitability is scaled back. At this time, the largest risk to the economy would be a widespread banking crisis developing throughout Asia, including Japan and China, and spreading to South America. An equity price slide that developed in this scenario likely would be tempered by the reserve buying power in money market funds and deposit accounts and the tendency for investors to buy equities on dips. Strong corporate cash flows also will provide support, as acquisition candidates become less expensive during market corrections. In summary, while the equity environment in 1998 will experience a number of cross currents and equity risk factors are more substantial than one year ago, the stock selection opportunities in the coming year should be numerous.

                    Respectfully,
                    Wellington Management Company, LLP

                    /s/ John R. Ryan

                    John R. Ryan, CFA
                    Senior Vice President
                    Stock Portfolio Manager

--------------------------------------------------------------------------------
Wellington Management Company, LLP        75 State Street
                                          Boston, Massachusetts 02109
--------------------------------------------------------------------------------
                                          Telephone:            Fax:
                                          (617) 951-5000        (617) 951-5250
--------------------------------------------------------------------------------

Balanced Fund (bond portion), Income Fund, and Short-Term Investment Fund December 31, 1997

--------------------------------------------------------------------------------
Performance         The investment mandates of both the Income Fund and the
                    fixed portion of the Balanced Fund changed on May 1, 1997 from a focus on intermediate-term government and corporate securities to a longer-term, broad bond market mandate. The index used for the Income Fund and the fixed portion of the Balanced Fund changed from the Lehman Brothers Intermediate
                    Government/Corporate Index to the Lehman Brothers Aggregate
                    Bond Index.

                    The investment climate for fixed-income securities was excellent in 1997, as is reflected in the 9.4% 12-month total return for the Income Fund. The fixed-income portion of the Balanced Fund, which makes up approximately 40% of the fund, was not materially different from the Income Fund. The funds outperformed the Lipper Corporate Debt A Rated funds average return of 9.2% for the year. In addition, the funds significantly outperformed the Lehman Brothers Intermediate Government/Corporate index return of 7.9%, but trailed the 9.7% return of the Lehman Aggregate Bond Index. The blended return of the two indexes for the periods they were used as the funds' benchmark was 9.8%.

                    Performance comparisons for the quarter were largely dependent on the duration of the funds relative to that of the benchmark index. Our longer-than-market duration stance was a positive contributor to performance over the period as yields for longer maturity (5- to 30-year) securities declined significantly more than did the yields of the shorter maturity securities. The benefit earned from our correct decision to be "long" duration was eroded by both our exposure in the underperforming mortgage sector and by our holding in U.S. dollar denominated Korea Telecom.

                    The Short-Term Fund matched the 5.1% return of the average of all of IBC/Donoghue's taxable money market funds for the year and trailed slightly the 90-Day Treasury Bill average return of 5.3%.

Portfolio Review    The U.S. bond market rallied powerfully over the past few
                    months as investors shifted their focus away from fears of higher interest rates associated with continuing "excessive" domestic economic strengths and toward the implications for potential slowing economic growth stemming from a collapsing
                    Asia.

                    This shifting sentiment caused investors to re-price bond assets to reflect their more cautious U.S. economic outlook. Their actions resulted in a "flattening" of the U.S. Treasury yield curve as the yield level for 30-year Treasury bonds declined 50 basis points to 5.90% while the yield level for two-year Treasury notes declined just 13 basis points to 5.65%.

                    We judge the front end of the yield curve will have a difficult time breaking through the Fed Funds rate of 5.5% until such time as the economic data is sufficiently weak to warrant anticipating an easing by the Fed. In the meantime, the uncertainty about what the effects of the turmoil in Southeast Asia might have on the U.S. economy, combined with continued good news on inflation, could result in an "inversion" of the yield curve as investors buy longer maturity issues.

                    Sector performance for the quarter was led by U.S. governments which were aided in no small measure by foreign inflows. The mortgage sector returns trailed both governments and corporates as heightened prepayment fears retarded upward price movement of mortgage pools.

Balanced Fund (bond portion), Income Fund, and Short-Term Investment Fund (continued)

--------------------------------------------------------------------------------

Economic Outlook    As 1998 begins, financial woes in Asia and the dormancy in inflation are keeping market optimism high. Both the flight to quality and the perception that Asian problems will dampen economic activity are overwhelming the negative for the market posed by increasing wage pressures. Investors are growing more comfortable with the view that businesses have little pricing power.

                    It is likely to be some time before the attempts to reflate growth have enough of an impact to drive world interest rates higher. Notwithstanding the prospect for a correction along the way, if the U.S. economy slows as expected, 30-year bond yields could fall somewhat further. We think the 30-year bond is likely to spend most of 1998 trading between 5.5% and 6.5%. With Fed policy on hold indefinitely, the range in shorter-term bond yields is likely to be relatively narrow, and short-medium-term issues could trade through the Fed Funds rate.

                    We expect to maintain a longer-than-benchmark duration in the Income Fund and the fixed portion of the Balanced Fund. While the "jury is still out" on the effects of Asia on U.S. markets, we judge those effects will act to lower both economic growth and inflation to a degree that will permit the Federal Reserve to abandon its "bias to tighten" monetary policy and lower the Fed Funds rate sometime in the second half of 1998.

                    To be sure, bond prices have rallied over the past few weeks, which has carried yield levels down to the low end of our expected trading range. We are, however, reluctant to trim the portfolio relative duration as long as the economic fundamentals and the technical momentum remain strong. At these lower yield levels, we are more disposed to be sellers than buyers, but we see the Asian deflation shock as an extraordinary event which could carry U.S. yields lower than we had originally thought likely. In short, we are looking for good and sufficient reasons to lighten up, but we see no compelling justification in the current environment. Should our forecast prove correct and Treasury bonds trade within a 50-basis point range around 6%, we will look to use Treasuries as a source of funds to add to mortgages and corporates as the market trades toward the lower-yield end of this range.

                    In the Short-Term Fund, we took advantage of year-end funding pressures by investing through early 1998. As a result, the average holding in the fund currently matures in 40 days. With steady-to-lower interest rates ahead, our duration bias will be to remain neutral to longer than that of the benchmark. We continue to favor agency securities for their yield.

                    Respectfully,
                    Wellington Management Company, LLP

                    /s/ Robert Payne

                    Robert Payne
                    Senior Vice President
                    Bond Portfolio Manager

PNC Equity Advisors Company
1600 Market Street, 27th Floor
Philadelphia, PA 19103


                                                             PNC EQUITY ADVISORS


Small Cap Growth Fund

December 31, 1997


--------------------------------------------------------------------------------
Performance    Simply stated, the market for small capitalization growth stocks during 1997 was extremely volatile.

               Following an anxious drop of 10.49% for the first quarter, small cap growth shares, as measured by the Russell 2000 Growth Index, posted a net gain of 37.4% during the second and third quarters. The fourth quarter again proved difficult as the Index plunged 8.19%.

               The Horace Mann Small Cap Growth Fund, which commenced operations on March 10, 1997, experienced a beneficial inaugural period as it produced a total return of 17.0% from inception despite the turbulent market conditions that prevailed. That result compares favorably with the 15.3% gain of the Russell 2000 Growth Index for the initial reporting period.

               The second and third calendar quarters of 1997 provided the most favorable backdrop for small capitalization growth issues. The fund's investment philosophy and process is designed to identify the most dynamic, fastest growing domestic small capitalization growth companies -- truly, a "bottom-up" investment process.

               The fund's positive showing versus the benchmark Russell 2000 Growth Index can be attributed to several specific factors during the year: stock selection, price momentum and growth factors (revenue and earnings). These three factors, not coincidentally, are the key elements in the fund's investment process.

               Specifically the fund's "bottom-up" investment process provided a myriad of favorable stock specific "success stories" during the year. The process led to a number of issues that produced stellar results in the broadly-categorized service area. For example, Caribiner International, a provider of various commercial services, and Veritas Software, a provider of technology services, were among the fund's superior performing stocks in 1997.

               Respectfully,
               PNC Equity Advisors Company

               /s/ William J. Wykle

               William J. Wykle
               Senior Portfolio Manager
               Horace Mann Small Cap Growth Fund

                                                SCUDDER KEMPER INVESTMENTS


                                                Scudder Kemper Investments, Inc.
                                                345 Park Avenue
                                                New York, NY 10154-0010
                                                212 326 6200 telephone

International Equity Fund
December 31, 1997

--------------------------------------------------------------------------------
Performance         From this fund's inception date on March 10, 1997, through
                    December 31, 1997, the International Equity Fund returned
                    3.46%. From March 31, 1997 through December 31, 1997 your fund returned 6.17%, substantially outperforming the benchmark EAFE index which gained only 3.40%. In the fourth quarter we lost ground as the Asian crisis deepened and began to send jitters into the global capital markets.
                    During the last three months, your portfolio lost 4.32%, still outperforming the index which dropped 7.83%.

                    1997 was a year of sharply contrasting returns within the international equity markets. Bourses (stock markets) in Europe were all up strongly, advancing in aggregate 38% in local terms. As U.S. dollar investors, we lost about a third of these gains due to dollar strength against the local currencies. At the other side of the world, the Japanese market disappointed once again, dropping 24% in U.S. dollar terms. The smaller markets in the rest of Asia fell even more, experiencing dollar declines that ranged from 61-76%.

Portfolio Review    The International Equity Fund outperformed the benchmark
                    index during the period from inception on March 10, 1997 through December 31, 1997, primarily due to its positioning in Japan. The Japanese market overall was the worst performing of the major exchanges, with stock prices and the yen both weakening. We benefited from maintaining a significant underweight stance, ending the year with an exposure of 17%, versus an index weighting of 25%. Solid security selection was also key, as the Japanese market became progressively more polarized over the course of the year. We focused on the more global, blue-chip companies, whose performance continued to break away from the more troubled, domestically-oriented sectors of the economy.

                    Our focus within the European stock markets also helped boost performance. Overweight stances and stock selection were particularly helpful in Germany, France, Sweden and Switzerland. From a thematic viewpoint, we continued to build positions around the extensive corporate and industry restructuring underway. The dual forces of looming global competition and European Monetary Union continued to push companies towards further repositioning and consolidation. In particular, the financial sector (both insurance and banking) has witnessed heightened activity and expectations, with stock prices rising sharply, accordingly.

                    The emerging markets were a volatile group over the course of the year, although in aggregate they had a negligible impact on the overall performance. Significant exposure to Brazil contributed strongly to performance mid-year as the portfolio held up to 8.75% in the region, but these gains were more or less negated in the latter part of the year by losses in the smaller Asian markets and sympathetic declines in Latin America. We lightened up on positions early in the summer and missed much of this downdraft. At the end of 1997, the total emerging markets exposure was just over 2%.

Economic Outlook    In as much as the Asian economies have been at the center of a growing storm through the latter part of 1997, so will developments in Asia dictate much of the outlook for the global capital markets as the current year unfolds. The uncertainty is high, since the future course of the Asian crisis depends on multiple government policy actions not yet decided or taken. Policy responses may well differ widely from country to country, and how the global capital flows will react is unclear. The key wild cards lie in hands of policymakers in the larger economies of Japan and China/Hong
                    Kong.

                    Respectfully,
                    Scudder Kemper Investments, Inc.

                    /s/ Irene T. Cheng

                    Irene T. Cheng
                    Lead Portfolio Manager
                    International Equity Fund

                                                SCUDDER KEMPER INVESTMENTS


                                                Scudder Kemper Investments, Inc.
                                                345 Park Avenue
                                                New York, NY 10154-0010
                                                212 326 6200 telephone


Socially Responsible Fund

December 31, 1997

--------------------------------------------------------------------------------

Performance         The stock market posted yet again a spectacular return for
                    1997, albeit marked by increased volatility in the fourth quarter, as concerns over Southeast Asia spilled into the U.S. markets. From its inception on March 10, 1997, through December 1997, the Horace Mann Socially Responsible Fund provided a total return of 23.0%, outperforming the 22.3% return of the S&P 500 Index for the same time period.

Portfolio Review    The relative dividend yield discipline underlying the fund requires the United States to focus exclusively on stocks which pay dividends, buying stocks when their yields are above the market yield, and selling them when they fall below. This discipline, which is successful in identifying when stocks are overvalued or undervalued, caused us to modestly underweight the health care sector, but to focus almost exclusively on pharmaceutical stocks rather than the weaker-performing HMOs or medical device companies. This strategy paid off, as the fund's pharmaceutical stocks were exceptional performers during the year, outperforming the sector and the broad market.

                    Electric and telephone utilities were also important contributors to the fund's outperformance, as a "flight to quality" later in the year, aided further by declining interest rates and merger activity in the industry, led these stocks to outperform the market. The fund is overweight in both electrics and telephones and had superior stock selection as well.

                    The largest sector exposure in the fund is in financial stocks, representing about 22% of the portfolio and an overweight versus the S&P 500 Index. This overweight added value during the year, as finance stocks were one of the best performing sectors of the market, returning approximately 32% since March versus 25% for the broad market.

Portfolio Outlook   Given the fund's predominantly bottom-up focus on stock
                    selection, we do not structure the portfolio based upon a macroeconomic outlook, but rather based upon the stocks and sectors which our valuation analysis indicates are undervalued. Currently we are finding opportunities in electric utilities, real estate investment trusts, selected banks, and manufacturing cyclicals. Consequently we are overweight in these areas and adding on the margin. We believe the health care and consumer staples sectors are less attractive from a valuation perspective and maintain an underweight there. Should the geopolitical uncertainty in Asia continue to cause increased volatility in the U.S.
                    market, we anticipate this fund's focus on undervalued, dividend-paying securities will provide it with a measure of downside protection.

                    Respectfully,
                    Scudder Kemper Investments, Inc.

                    /s/ Lori Ensinger

                    Lori Ensinger
                    Senior Vice President and Portfolio Manager
                    Socially Responsible Fund

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT


             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                       THE GROWTH FUND AND A STOCK INDEX/1/

                           [LINE GRAPH APPEARS HERE]

                 --------------------------------------------
                                  Growth Fund
                          Average Annual Total Return
                 --------------------------------------------
                  1 year         5 year    Since Inception/2/
                 --------------------------------------------
                  23.45%         19.80%        16.03%
                 --------------------------------------------

             Growth         S&P 500
             ------         -------
Nov 89       10,000         10,000
Dec 89       10,432         10,449
Mar 90       10,206         10,134
Jun 90       10,543         10,772
Sep 90        9,346          9,291
Dec 90        9,852         10,124
Mar 91       11,084         11,595
Jun 91       11,505         11,568
Sep 91       11,766         12,187
Dec 91       12,464         13,209
Mar 92       12,269         12,875
Jun 92       12,862         13,120
Sep 92       13,994         13,534
Dec 92       13,659         14,215
Mar 93       14,807         14,836
Jun 93       15,248         14,908
Sep 93       15,837         15,293
Dec 93       16,354         15,648
Mar 94       15,975         15,055
Jun 94       16,329         15,118
Sep 94       17,054         15,857
Dec 94       16,353         15,855
Mar 95       17,628         17,399
Jun 95       19,051         19,059
Sep 95       20,233         20,574
Dec 95       21,787         21,813
Mar 96       23,306         22,983
Jun 96       24,060         24,015
Sep 96       24,935         24,757
Dec 96       27,295         26,821
Mar 97       27,421         27,540
Jun 97       31,016         32,345
Sep 97       34,060         34,771
Dec 97       33,695         35,769

Past performance is not predictive of future performance.

/1/Stock: S&P 500 Standard and Poor's 500 Composite Index, an unmanaged index consisting of 500 stocks. Rate of returns shown above for the unmanaged indices have no expenses.

/2/Since inception refers to November 1, 1989, the date Wellington Management Company began advising the Growth Fund. Wellington Management Company, LLP, became the fund's subadvisor May 1, 1997. Previous periods during which the Growth Fund received investment advice from CIGNA Investments, Inc., are not shown.




             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                  THE BALANCED FUND AND STOCK/BOND INDICES/1/

                           [LINE GRAPH APPEARS HERE]

                 ---------------------------------------------
                                  Balanced Fund
                           Average Annual Total Return
                 ---------------------------------------------
                  1 year         5 year    Since Inception/2/
                 ---------------------------------------------
                  19.04%         15.35%        13.30%
                 ---------------------------------------------

                                    Lehman Bros
           Balanced     S&P 500     Splice Index
           --------     -------     ------------
Nov 89       10,000       10,000        10,000
Dec 89       10,358       10,449        10,123
Mar 90       10,146       10,134        10,109
Jun 90       10,454       10,772        10,443
Sep 90        9,803        9,291        10,616
Dec 90       10,309       10,124        11,052
Mar 91       11,138       11,595        11,330
Jun 91       11,480       11,568        11,532
Sep 91       11,858       12,187        12,088
Dec 91       12,534       13,209        12,668
Mar 92       12,392       12,875        12,552
Jun 92       12,904       13,120        13,049
Sep 92       13,204       13,534        13,625
Dec 92       13,583       14,215        13,576
Mar 93       14,496       14,836        14,115
Jun 93       14,873       14,908        14,419
Sep 93       15,342       15,293        14,744
Dec 93       15,683       15,648        14,768
Mar 94       15,327       15,055        14,469
Jun 94       15,496       15,118        14,382
Sep 94       15,975       15,857        14,499
Dec 94       15,539       15,855        14,483
Mar 95       16,566       17,399        15,117
Jun 95       17,704       19,059        15,872
Sep 95       18,557       20,574        16,134
Dec 95       19,704       21,813        16,700
Mar 96       20,591       22,983        16,562
Jun 96       21,051       24,015        16,665
Sep 96       21,698       24,757        16,961
Dec 96       23,305       26,821        17,377
Mar 97       23,428       27,540        17,358
Jun 97       25,729       32,348        17,940
Sep 97       27,772       34,771        18,538
Dec 97       27,741       35,769        19,085

Past performance is not predictive of future performance.

/1/Stock/Bond Indices: S&P 500 Index and Lehman Bros. Intermediate Government/Corporate Bond Index through April 30, 1997. Lehman Bros. Aggregate Bond Index thereafter. Rates of return shown above for the unmanaged indices have no expenses.

/2/Since inception refers to November 1, 1989, the date Wellington Management Company began advising the Balanced Fund. Wellington Management Company, LLP, became the fund's subadvisor May 1, 1997. Previous periods during which the Balanced Fund received investment advice from CIGNA Investment, Inc., are not shown.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT


             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                        THE INCOME FUND AND A BOND INDEX/1/

                           [LINE GRAPH APPEARS HERE]

                  ---------------------------------------------
                                  Income Fund
                          Average Annual Total Return
                  ---------------------------------------------
                   1 year         5 year    Since Inception/2/
                  ---------------------------------------------
                   9.42%          6.57%          7.76%
                  ---------------------------------------------

DATE           INCOME FUND           BOND INDEX

1989             100.00                100.00
                 101.10                101.23
1990              99.71                101.09
                 103.06                104.33
                 105.44                106.16
                 108.75                110.52
1991             110.96                113.30
                 113.63                115.32
                 119.13                120.88
                 124.99                126.68
1992             123.93                125.52
                 128.57                130.49
                 134.09                136.25
                 133.99                135.76
1993             138.55                141.15
                 141.43                144.19
                 144.43                147.44
                 144.80                147.68
1994             141.47                144.69
                 140.47                143.82
                 141.57                144.99
                 141.35                144.83
1995             147.47                151.18
                 154.30                158.73
                 157.13                161.35
                 162.59                166.98
1996             161.09                165.60
                 161.60                166.64
                 164.22                169.61
                 168.28                173.76
1997             168.15                173.58
                 173.72                179.40
                 179.68                185.38
                 184.12                190.85


Past performance is not predictive of future performance.

/1/Bond index; through April 30, 1997, Lehman Bros. Intermediate
Government/Corporate Bond index, an unmanaged index consisting of U.S. Treasury bonds, U.S. agency bonds and investment grade corporate bonds with intermediate maturities. Lehman Bros. Aggregate Bond Index thereafter. The rate of return shown above for the unmanaged index has no expenses.

/2/Since inception refers to November 1, 1989, the date Wellington Management Company began advising the Income Fund. Wellington Management Company, LLP, became the fund's subadvisor May 1, 1997. Previous periods during which the Income Fund received investment advice from CIGNA Investments, Inc., are not shown.


             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE SHORT-TERM INVESTMENT FUND AND A TREASURY BILL INDEX/1/

                           [LINE GRAPH APPEARS HERE]

                  ---------------------------------------------
                             Short-Term Investment
                          Average Annual Total Return
                  ---------------------------------------------
                   1 year         5 year    Since Inception/2/
                  ---------------------------------------------
                   5.09%          4.33%          4.92%
                  ---------------------------------------------

DATE            SHORT TERM             TREASURY
             INVESTMENT FUND          BILL INDEX

1989             100.00                100.00
                 101.41                101.30
1990             103.30                103.35
                 105.28                105.44
                 107.36                107.43
                 109.43                109.33
1991             111.22                111.00
                 112.91                112.60
                 114.50                114.15
                 115.92                115.41
1992             116.94                116.58
                 117.97                117.66
                 118.88                118.57
                 119.72                119.51
1993             120.44                120.41
                 121.28                121.32
                 122.00                122.24
                 122.78                123.21
1994             123.76                124.15
                 124.74                125.29
                 125.97                126.60
                 127.57                127.97
1995             129.22                129.64
                 130.87                131.44
                 132.52                133.24
                 134.16                135.10
1996             135.77                136.81
                 137.25                138.54
                 139.00                140.32
                 140.90                142.08
1997             142.58                143.87
                 144.40                145.68
                 146.22                147.57
                 148.05                149.52


Past performance is not predictive of future performance.

/1/Treasury Bill Index: An unmanaged index consisting of U.S. Treasury bills with 90 - day maturities. The rate of return shown above for the unmanaged index has no expenses.

/2/Since inception refers to November 1, 1989, the date Wellington Management Company began advising the Short-Term Investment Fund. Wellington Management Company, LLP, became the fund's subadvisor May 1, 1997. Previous periods during which the Short-Term Investment Fund received investment advice from CIGNA Investments, Inc., are not shown.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT


                   COMPARISON OF CHANGE IN VALUE OF $10,000
             INVESTMENT IN THE SMALL CAP FUND AND A STOCK INDEX/1/

                           [LINE GRAPH APPEARS HERE]

                    --------------------------------------
                          Small Cap Fund Total Return

                               Since Inception/2/
                    --------------------------------------
                                    17.01%
                    --------------------------------------

Date               Small Cap Growth Fund          Stock Index

Mar 10, 97                  100.0                  100.00
                             90.4                   91.39
                            105.5                  107.44
                            127.4                  125.62
Dec 31, 97                  117.0                  115.32


Past performance is not predictive of future performance.

/1/Stock Index: Russell 2000, an unmanaged index composed of those Russell 2000 securities with a greater-than-average growth orientation. The Russell 2000 return shown to the left reflects the reinvestment of dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing.

/2/Since inception refers to its inception of investment operations March 10, 1997. PNC Equity Advisors Company is the fund's subadvisor.
--------------------------------------------------------------------------------

                   COMPARISON OF CHANGE IN VALUE OF $10,000
                  INVESTMENT IN THE INTERNATIONAL EQUITY FUND
                             AND AN EQUITY INDEX/1/

                           [LINE GRAPH APPEARS HERE]

                    --------------------------------------
                           International Equity Fund
                                 Total Return
                    --------------------------------------
                               Since Inception/2/
                    --------------------------------------
                                     3.46%
                    --------------------------------------

Date               International Equity Fund      Equity Index

Mar 10, 97                     100.00                100.00
                                97.50                100.36
                               105.40                112.97
                               108.20                112.18
Dec 31, 97                     103.52                103.39


Past performance is not predictive of future performance.

/1/Equity Index: MSCI EAFE Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. The rate of return shown to the left for the unmanaged index has no expenses.

The index reflects performance from February 28, 1997 through December 31, 1997.

/2/Since inception refers to its inception of investment operations March 10, 1997. Scudder Kemper Investments, Inc. is the fund's subadvisor.


                   COMPARISON OF CHANGE IN VALUE OF $10,000
                 INVESTMENT IN THE SOCIALLY RESPONSIBLE FUND
                              AND A STOCK INDEX/1/

                           [LINE GRAPH APPEARS HERE]

                    --------------------------------------
                           Socially Responsible Fund
                                 Total Return
                    --------------------------------------
                               Since Inception/2/
                    --------------------------------------
                                    23.04%
                    --------------------------------------

Date               Socially Responsible Fund      Stock Index

Mar 10, 97                     $10,000                $10,000
                                 9,380                  9,415
                                10,970                 11,058
                                12,040                 11,887
Dec 31, 97                      12,308                 12,228

Past performance is not predictive of future performance.

/1/Stock Index: S & P 500, Standard & Poor's 500 Composite Index, an unmanaged index consisting of 500 stocks. The rate of return shown to the left for the unmanaged index has no expenses.

/2/Since inception refers to its inception of investment operations March 10, 1997. Scudder Kemper Investments, Inc. is the fund's subadvisor.

www.horacemann.com

Where it's @

Log on and look in

Horace Mann has a history of serving the educational community -- now you can see the future of service! Horace Mann's official web site contains agency listings, teacher profiles, daily mutual fund pricing and access to daily HMEC stock information. And now, you can even receive selected policy services on line.

Visit us at www.horacemann.com today.

             And stay connected!

Annual Report

December 31, 1997

Horace Mann Mutual Funds
Growth Fund
Balanced Fund
Income Fund
Short-Term Investment Fund
Small Cap Growth Fund
International Equity Fund
Socially Responsible Fund


Board of Trustees
A.L. Gallop
Donald G. Heth
Richard D. Lang
Harriet A. Russell
George J. Zock


Officers of the Funds
George J. Zock
President

Ann Caparros
Secretary and
Ethics Compliance Officer

William Kelly
Treasurer and Regulatory
Compliance Officer

Linda L. Sacco
Assistant Secretary

Roger Fisher
Controller

Diane M. Barnett
Tax Compliance Officer

--------------------------------------------------------------------------------
Investment Advisor and Manager
Horace Mann Investors, Inc.
#1 Horace Mann Plaza
Springfield, IL 62715

Investment Subadvisors
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

PNC Equity Advisors Company
1600 Market Street
Philadelphia, PA 19103

Scudder Kemper Investments, Inc.
345 Park Avenue
New York, NY 10154-0010

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

Financial Highlights

December 31, 1997

PER SHARE DATA

                                                                                          Less Distribution From:
                        Net Asset                                       Total Income
Year                      Value             Net        Net Realized      (Loss) From        Net            Net
Ended                   Beginning       Investment    and Unrealized     Investment     Investment      Realized        Total
12/31                   of Period         Income/1/   Gains (Losses)/1/  Operations/1/    Income          Gains     Distributions

GROWTH FUND/8/
------------------------------------------------------------------------------------------------------------------------------------

1997                     $23.76            $0.40            $5.09           $5.49          $0.39          $3.20         $3.59
1996                      21.66             0.43             5.08            5.51           0.40           3.01          3.41
1995                      17.64             0.52             5.41            5.93           0.49           1.42          1.91
1994                      19.85             0.49            (0.57)          (0.08)          0.45           1.68          2.13
1993                      19.49             0.54             3.32            3.86           0.52           2.98          3.50
1992                      19.15             0.53             1.31            1.84           0.51           0.99          1.50
1991                      16.64             0.60             3.76            4.36           0.60           1.25          1.85
1990                      18.88             0.70            (1.74)          (1.04)          0.70           0.50          1.20
1989                      17.30             0.56             4.58            5.14           0.62           2.94          3.56
1988                      16.00             0.42             1.37            1.79           0.40           0.09          0.49

BALANCED FUND/7,8/
------------------------------------------------------------------------------------------------------------------------------------
1997                     $18.94            $0.65            $2.92           $3.57          $0.62          $2.07         $2.69
1996                      18.00             0.60             2.70            3.30           0.57           1.79          2.36
1995                      15.26             0.67             3.46            4.13           0.61           0.78          1.39
1994                      16.72             0.62            (0.81)          (0.19)          0.55           0.72          1.27
1993                      16.22             0.65             1.87            2.52           0.56           1.46          2.02
1992                      15.91             0.66             0.68            1.34           0.59           0.44          1.03
1991                      14.19             0.78             2.25            3.03           0.74           0.57          1.31
1990                      15.10             0.86            (0.92)          (0.06)          0.74           0.11          0.85
1989                      13.48             0.77             2.77            3.54           0.70           1.22          1.92
1988                      12.71             0.66             0.72            1.38           0.61             --          0.61

INCOME FUND/6,8/
------------------------------------------------------------------------------------------------------------------------------------
1997                     $12.69            $0.81            $0.39           $1.20          $0.85          $0.04         $0.89
1996                      13.03             0.76            (0.31)           0.45           0.79             --          0.79
1995                      12.02             0.80             0.99            1.79           0.78             --          0.78
1994                      13.06             0.75            (1.04)          (0.29)          0.75             --          0.75
1993                      12.95             0.82             0.23            1.05           0.75           0.19          0.94
1992                      12.92             0.94            (0.01)           0.93           0.87           0.03          0.90
1991                      12.26             1.12             0.71            1.83           1.17             --          1.17
1990                      12.35             1.14            (0.21)           0.93           1.02             --          1.02
1989                      11.64             1.04             0.75            1.79           0.96           0.12          1.08
1988                      11.59             1.00            (0.11)           0.89           0.84             --          0.84

/1/ The "Net Investment Income" per share and the "Net realized and unrealized gains (losses)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations.

/2/ The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

/3/ If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

/4/ "Average Commission Paid per Equity Shares Traded" represents the average brokerage commission paid on equity transactions entered into during the period for trades where commissions were applicable. This disclosure is not applicable for years beginning prior to December 31, 1995. The Income and Short-Term Funds do not have equity transactions.

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                    RATIO/SUPPLEMENTAL DATA

                                                         Ratio of       Ratio of
Year                Net Asset             Net Assets     Expenses      Net Income
Ended               Value End Total/2,3/ End of Period  to Average     to Average
12/31               of Period   Return   (in millions)  Net Assets/5/  Net Assets
GROWTH FUND/8/
-----------------------------------------------------------------------------------
1997                 $25.66     23.45%     $598,502       0.53%          1.50%
1996                  23.76     25.28       430,556       0.59           1.79
1995                  21.66     33.67       297,100       0.63           2.50
1994                  17.64     (0.35)      202,103       0.69           2.36
1993                  19.85     19.74       178,379       0.69           2.48
1992                  19.49      9.59       140,257       0.73           2.65
1991                  19.15     26.50       124,140       0.76           3.13
1990                  16.64     (5.48)       97,610       0.78           3.86
1989                  18.88     29.88       102,956       0.64           2.69
1988                  17.30     11.23        86,755       0.64           2.41

BALANCED FUND/7,8/
-----------------------------------------------------------------------------------
1997                 $19.82     19.04%     $387,110       0.51%          3.12%
1996                  18.94     18.27       300,551       0.56           3.12
1995                  18.00     27.12       228,193       0.59           3.79
1994                  15.26     (1.12)      160,815       0.63           3.59
1993                  16.72     15.46       132,376       0.66           3.54
1992                  16.22      8.37        92,463       0.71           3.94
1991                  15.91     21.57        72,343       0.75           4.96
1990                  14.19     (0.41)       53,289       0.81           5.59
1989                  15.10     26.31        42,214       0.72           4.85
1988                  13.48     10.57        29,223       0.76           4.81

INCOME FUND/6,8/
-----------------------------------------------------------------------------------
1997                 $13.00      9.42%      $ 9,658       0.92%          6.09%
1996                  12.69      3.50        10,848       0.70           5.88
1995                  13.03     14.93        10,532       0.62           6.16
1994                  12.02     (2.21)        9,259       0.61           5.85
1993                  13.06      8.07         9,409       0.41           5.92
1992                  12.95      7.20         7,668       0.19           6.94
1991                  12.92     14.93         6,396       0.17           8.62
1990                  12.26      7.58         5,552       0.20           8.86
1989                  12.35     15.43         4,457       0.29           8.13
1988                  11.64      7.64         3,390       0.24           7.97

                                                       Ratio to Average Net
                                                      Assets Before Waived &
                                                       Reimbursed Expenses
                                     Average
Year                 Portfolio      Commissions                     Ratio of
Ended                Turnover     Paid per Equity    Ratio of    Net Investment
12/31                  Rate       Shares Traded4     Expenses        Income

GROWTH FUND/8/
--------------------------------------------------------------------------------
1997                  54.56%          $0.058           --               --
1996                  67.63            0.059           --               --
1995                  64.59               --           --               --
1994                  69.42               --           --               --
1993                  47.39               --           --               --
1992                  31.78               --           --               --
1991                  51.01               --           --               --
1990                  52.97               --           --               --
1989                  71.25               --           --               --
1988                  41.57               --           --

BALANCED FUND/7,8/
--------------------------------------------------------------------------------
1997                  77.54%          $0.057           --               --
1996                  72.10            0.059           --               --
1995                  64.80               --           --               --
1994                 121.82               --           --               --
1993                  52.43               --           --               --
1992                  27.06               --           --               --
1991                  42.09               --           --               --
1990                  47.62               --           --               --
1989                  56.80               --           --               --
1988                  27.68               --           --               --

INCOME FUND/6,8/
--------------------------------------------------------------------------------
1997                  96.80%              --           --               --
1996                 112.60               --         0.91%            5.67%
1995                  74.53               --         0.88             5.89
1994                 205.35               --         0.92             5.54
1993                  74.16               --         0.87             5.46
1992                  35.11               --         1.21             5.92
1991                  44.82               --         1.49             7.30
1990                  62.40               --         1.64             7.42
1989                  92.94               --         1.52             6.90
1988                 174.32               --         0.92             7.29

/5/ Ratio of Expenses to Average Net Assets do not reflect commission credits. /6/ Certain expenses for the Income and Short-Term Funds were assumed or waived by Horace Mann Investors, Inc. through December 31, 1996 and through December 31, 1997, respectively. The investment advisory expenses for the Income and Short-Term Funds were waived by CIGNA Investments from January 1, 1984 through October 31, 1989.
/7/ Expenses for the Balanced Fund were assumed or waived by Horace Mann Investors, Inc. and CIGNA Investments through 1987.
/8/ The Growth, Balanced, Income and Short-Term Funds' investment advisor was changed effective November 1, 1989.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT



Financial Highlights (concluded)

December 31, 1997

PER SHARE DATA


                                                                                         Less Distribution From:
                         Net Asset                                       Total Income
Year                       Value             Net        Net Realized      (Loss) From        Net            Net
Ended                    Beginning       Investment    and Unrealized     Investment     Investment      Realized        Total
12/31                    of Period        Income/1/   Gains (Losses)/1/   Operations/1/    Income          Gains     Distributions

SHORT-TERM FUND/6,8/
----------------------------------------------------------------------------------------------------------------------------------
1997                      $10.03           $ 0.51           $ --              $0.51         $0.55           $ --        $0.55
1996                       10.00             0.50          (0.01)              0.49          0.46             --         0.46
1995                       10.08             0.53             --               0.53          0.61             --         0.61
1994                       10.07             0.39             --               0.39          0.38             --         0.38
1993                       10.09             0.26             --               0.26          0.28             --         0.28
1992                       10.10             0.33             --               0.33          0.34             --         0.34
1991                       10.37             0.61             --               0.61          0.88             --         0.88
1990                       10.73             0.85           0.01               0.86          1.22             --         1.22
1989                       10.49             0.85             --               0.85          0.60           0.01         0.61
1988                       10.25             0.69             --               0.69          0.45             --         0.45

SMALL CAP
GROWTH FUND/9/
----------------------------------------------------------------------------------------------------------------------------------

1997                      $10.00           $(0.02)         $1.72              $1.70            --             --           --

INTERNATIONAL
EQUITY FUND/9/
----------------------------------------------------------------------------------------------------------------------------------
1997                      $10.00           $ 0.08          $0.27              $0.35         $0.08             --        $0.08

SOCIALLY
RESPONSIBLE FUND/9/
----------------------------------------------------------------------------------------------------------------------------------
1997                      $10.00           $ 0.10          $2.20              $2.30         $0.10          $0.10        $0.20


/1/ The "Net Investment Income" per share and the "Net realized and unrealized gains (losses)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations.

/2/ The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

/3/ If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

/4/ "Average Commission Paid per Equity Shares Traded" represents the average brokerage commission paid on equity transactions entered into during the period for trades where commissions were applicable. This disclosure is not applicable for years beginning prior to December 31, 1995. The Income and Short-Term Funds do not have equity transactions.

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT



                                      RATIO/SUPPLEMENTAL DATA

                                                                        Ratio of       Ratio of
Year                  Net Asset                        Net Assets       Expenses      Net Income
Ended                 Value End     Total/2,3/       End of Period     to Average     to Average
12/31                 of Period      Return          (in millions)    Net Assets/5/   Net Assets

SHORT-TERM FUND/6,8/
--------------------------------------------------------------------------------------------------
1997                   $ 9.99         5.09%             $ 1,151         0.50%            4.98%
1996                    10.03         5.02                1,229         0.53             4.93
1995                    10.00         5.25                1,006         0.84             5.11
1994                    10.08         3.89                1,114         0.49             3.78
1993                    10.07         2.53                1,110         0.61             2.56
1992                    10.09         3.30                1,131         0.51             3.16
1991                    10.10         5.93                1,076         0.43             5.88
1990                    10.37         7.89                1,195         0.38             7.57
1989                    10.73         8.27                1,175         0.46             7.83
1988                    10.49         6.74                1,140         0.37             6.50

SMALL CAP
GROWTH FUND/9/
--------------------------------------------------------------------------------------------------
1997                   $11.70        17.01%/10/         $16,525         0.78%           (0.19)%
                                 Annualized 20.98%

INTERNATIONAL
EQUITY FUND/9/
--------------------------------------------------------------------------------------------------
1997                   $10.27         3.46%/10/         $ 5,214         0.46%            1.29%
                                  Annualized 4.27%
SOCIALLY
RESPONSIBLE FUND/9/
--------------------------------------------------------------------------------------------------
1997                   $12.10        23.04%/10/         $ 9,213         0.49%            1.65%
                                 Annualized 28.41%



                                                         Ratio to Average Net
                                                        Assets Before Waived &
                                                         Reimbursed Expenses
Year                                     Average
Ended                   Portfolio      Commissions                     Ratio of
12/31                   Turnover     Paid per Equity    Ratio of    Net Investment
                          Rate       Shares Traded/4/    Expenses       Income
SHORT-TERM FUND/6,8/
----------------------------------------------------------------------------------
1997                      0.00%            --             2.52%          2.96%
1996                      0.00             --             2.44           3.02
1995                      0.00             --             2.35           3.60
1994                      0.00             --             2.36           1.91
1993                      0.00             --             2.42           0.75
1992                      0.00             --             3.44           0.23
1991                      0.00             --             4.45           1.86
1990                      0.00             --             4.46           3.49
1989                      0.00             --             3.29           5.00
1988                      0.00             --             1.48           5.39

SMALL CAP
GROWTH FUND/9/
----------------------------------------------------------------------------------
1997                     91.49%        $0.055             1.44%         (0.85)%

INTERNATIONAL
EQUITY FUND/9/
----------------------------------------------------------------------------------
1997                     31.99%        $0.116             1.82%         (0.07)%

SOCIALLY
RESPONSIBLE FUND/9/
----------------------------------------------------------------------------------
1997                     20.85%        $0.031             1.16%          0.98%



/5/ Ratio of Expenses and Net Investment Income to Average Net Assets do not reflect commission credits.

/6/ Certain expenses for the Income and Short-Term Funds were assumed or waived by Horace Mann Investors, Inc. through December 31, 1996 and through December 31, 1997, respectively. The investment advisory expenses for the Income and Short-Term Funds were waived by CIGNA Investments from January 1, 1984 through October 31, 1989.

/7/ Expenses for the Balanced Fund were assumed or waived by Horace Mann Investors, Inc. and CIGNA Investments through 1987.

/8/ The Growth, Balanced, Income and Short-Term Funds' investment advisor was changed effective November 1, 1989.

/9/ Certain expenses for the Small Cap Growth, International Equity and Socially Responsible Funds were assumed and/or waived by Horace Mann Investors since their inception of investment operations, March 10, 1997.

/10/ The returns are not annualized.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

[PIE CHART APPEARS HERE]

Cash & Other Net Assets    2.7%
Common & Preferred Stock  97.3%

                    Statement of Investments
                    Growth Fund
                    December 31, 1997


                                                                          Number of            Market
                                                                            Shares              (000)
------------------------------------------------------------------------------------------------------
COMMON STOCKS       Aerospace/Defense 4.18%
                      Boeing Co.                                             83,000          $   4,062
                      Gulfstream Aerospace Corp.*                            85,000              2,486
                      Northrop Grumman Corp.                                 96,400             11,086
                      Precision Castparts Corp.                             122,700              7,400
                    ----------------------------------------------------------------------------------
                                                                                                25,034
                    Auto/Accessories 2.99%
                     Goodyear Tire and Rubber Co. (The)                    281,100              17,885

                    Banks/Financial Services 11.25%
                     BankAmerica Corp.                                     102,700               7,497
                     Chase Manhattan Corp.                                  24,000               2,628
                     Citicorp                                               67,365               8,517
                     Coast Savings Financial, Inc.*                         89,400               6,130
                     Corestates Financial Corp.                             37,100               2,970
                     Federal National Mortgage Assoc.                      129,200               7,372
                     First Chicago NBD Corp.                                49,100               4,100
                     First Union Corp.                                     190,200               9,748
                     Morgan Stanley, Dean Witter, Discover & Co.           112,700               6,663
                     National City Corp.                                   177,800              11,690
                    ----------------------------------------------------------------------------------
                                                                                                67,315

                    Business Services 1.43%
                     Fluor Corp.                                           136,000               5,083
                     Foster Wheeler Corp.                                  113,600               3,074
                     Howmet International Inc.*                             27,400                 411
                    ----------------------------------------------------------------------------------
                                                                                                 8,568

                    Chemicals 3.97%
                     Ferro Corp.                                           147,750               3,592
                     Geon Co.                                               59,700               1,395
                     IMC Global Inc.                                       358,400              11,738
                     Nalco Chemical Co.                                    177,900               7,038
                    ----------------------------------------------------------------------------------
                                                                                                23,763

                    Consumer Products 3.42%
                      Archer Daniels Midland Co.                           305,165               6,618
                      Flowers Industries, Inc.                             439,950               9,046
                      Kimberly-Clark Corp.                                  61,000               3,008
                      Universal Corp.                                       44,000               1,810
                    ----------------------------------------------------------------------------------
                                                                                                20,482

                    Energy 10.17%
                     Ashland Inc.                                           50,000               2,684
                     Chevron Corp.                                          42,100               3,242
                     Enron Oil & Gas Co.                                   243,300               5,155
                     Equitable Resources, Inc.                             170,700               6,039
                     MCN Energy Group Inc.                                 213,900               8,636
                     Noble Drilling Corp.*                                 379,900              11,634
                     Texaco Inc.                                            77,600               4,220
                     Union Texas Petroleum Holdings Inc.                   253,600               5,278
                     USX-Marathon Group                                    415,300              14,016
                    ----------------------------------------------------------------------------------
                                                                                                60,904

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                         Growth Fund
                         December 31, 1997




                                                                                 Number of             Market
                                                                                  Shares                (000)
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS            Entertainment Products 2.84%
 (continued)                Brunswick Corp.                                       258,100           $   7,824
                            Eastman Kodak Co.                                     151,200               9,195
                         ------------------------------------------------------------------------------------
                                                                                                       17,019
                         Food Services 0.45%
                            Tricon Global Restaurants, Inc.*                       92,500               2,688

                         Health Care/Pharmacueticals 7.13%
                            Baxter International Inc.                             138,400               6,981
                            Columbia/HCA Healthcare Corp.                         246,700               7,309
                            DePuy, Inc.                                            66,800               1,921
                            Mallinckrodt, Inc.                                    194,200               7,380
                            Pharmacia & Upjohn Inc.                               237,800               8,709
                            Wellpoint Health Networks, Inc. - A*                  245,800              10,385
                         ------------------------------------------------------------------------------------
                                                                                                       42,685
                         Information Technology/Equipment 3.83%
                            Advanced Micro Devices, Inc.*                         188,200               3,376
                            Harris Corp.                                          171,600               7,872
                            International Business Machines Corp.                 111,600              11,669
                         ------------------------------------------------------------------------------------
                                                                                                       22,917
                         Insurance 9.24%
                            Aetna Inc.                                             92,500               6,527
                            Allstate Corp.                                        258,590              23,499
                            CIGNA Corp.                                            48,400               8,376
                            Frontier Insurance Group, Inc.                         27,200                 622
                            NAC Re Corp.                                          115,300               5,628
                            Travelers Group, Inc.                                 197,550              10,643
                         ------------------------------------------------------------------------------------
                                                                                                       55,295
                         Manufacturing (Diversified) 7.24%
                            Chart Industries Inc.                                  90,400               2,062
                            Cincinnati Milacron Inc.                              240,000               6,225
                            Cooper Industries Inc.                                 86,900               4,258
                            Deere & Co.                                           274,800              16,024
                            Eaton Corp.                                            46,000               4,106
                            Kennametal Inc.                                        64,700               3,352
                            New Holland N.V.                                      277,200               7,329
                         ------------------------------------------------------------------------------------
                                                                                                       43,356
                         Metals & Mining 3.98%
                            Alcan Aluminum Ltd.                                   153,200               4,232
                            Alumax Inc.*                                          168,900               5,743
                            Aluminum Co. of America                               196,700              13,843
                         ------------------------------------------------------------------------------------
                                                                                                       23,818
                         Paper & Forest Products 1.91%
                            Georgia Pacific Corp. (Timber Group)*                  77,200               1,752
                            Mead Corp.                                            129,800               3,634
                            Sonoco Products Co.                                   104,300               3,618
                            Temple-Inland, Inc.                                    46,400               2,427
                         ------------------------------------------------------------------------------------
                                                                                                       11,431

                         See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                         Growth Fund

                         December 31, 1997


                                                                                Number of            Market
                                                                                 Shares               (000)
------------------------------------------------------------------------------------------------------------
COMMON STOCKS            Retail/Apparel 5.38%
 (concluded)                May Department Stores Co.                             151,900          $    8,003
                            Penney (J.C.) Co., Inc.                               146,000               8,806
                            Sports Authority, Inc. (The)*                         310,700               4,583
                            Tommy Hilfiger Corp.*                                 157,000               5,515
                            Toys "R" Us, Inc.*                                    167,800               5,275
                         ------------------------------------------------------------------------------------
                                                                                                       32,182
                         Telecommunications 4.04%
                            Bell Atlantic Corp.                                    78,796               7,170
                            MCI Communications Corp.                              144,000               6,165
                            SBC Communications Inc.                               147,900              10,834
                         ------------------------------------------------------------------------------------
                                                                                                       24,169
                         Transportation/Travel 6.15%
                            America West Holdings Corp. - B*                      191,900               3,574
                            Canadian National Railway Co.                         121,200               5,727
                            CSX Corp.                                             124,600               6,728
                            Delta Air Lines, Inc.                                  50,800               6,045
                            Pittston Burlington Group                             110,650               2,905
                            Ryder Systems, Inc.                                   173,500               5,682
                            Union Pacific Corp.                                    98,100               6,125
                         ------------------------------------------------------------------------------------
                                                                                                       36,786
                         Utilities 6.99%
                            American Electric Power Company, Inc.                  38,000               1,962
                            Central & South West Corp.                            204,000               5,521
                            Consolidated Edison Co.                                29,700               1,218
                            Duke Energy Co.                                       196,900              10,903
                            GPU, Inc.                                             214,900               9,053
                            Illinova Corp.                                        168,400               4,536
                            New England Electric System                           117,100               5,006
                            Pinnacle West Capital Corp.                            85,700               3,632
                         ------------------------------------------------------------------------------------
                                                                                                       41,831
                         ------------------------------------------------------------------------------------
                         Total Common Stocks 96.59%                                                   578,128
                            (Cost $476,545)

------------------------------------------------------------------------------------------------------------
PREFERRED STOCK          Media 0.72%
                            News Corporation Limited (The) (ADR)                  216,800               4,309
                              (Cost $3,355)

                         Total Common and Preferred Stock 97.31%                                      582,437


                         See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT


                         Statement of Investments (concluded)
                         Growth Fund
                         December 31, 1997



                                                                              Principal
                                                                                Amount              Market
                                                                                 (000)               (000)
-------------------------------------------------------------------------------------------------------------
SHORT-TERM               Repurchase Agreement
INVESTMENT                  Paribas Corp.
                              6.75%, 01/02/98, (secured
                              by $15,995,911 US Treasury
                              Bond, 02/15/15)                                 $    15,656         $    15,656
                         ------------------------------------------------------------------------------------
                         Total Short-Term Investment 2.62%                         15,656              15,656
                            (Cost $15,656)
                         ====================================================================================
                         Total Investments  99.93%                                                    598,093
                            (Cost $495,556)

                         Cash and Other Assets
                            in Excess of Liabilities 0.07%                                                409
                         ------------------------------------------------------------------------------------
                         Net Assets  100.00%                                                        $ 598,502
                         ====================================================================================

                         * Non-income producing during the twelve months ended December 31, 1997 as this security did not pay dividends.

                         See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT


[PIE CHART APPEARS                  Statement of Investments
 HERE]                              Balanced Fund
                                    December 31, 1997
Cash & Other Net
 Assets                      0.8%
Municipal Bonds              1.0%
U.S. & Foreign Corporate
 Bond/Notes 11.3%           11.3%
U.S. & Foreign Government
 & Agency Obligations       25.1%



                                                                                 Number of             Market
                                                                                   Shares               (000)
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS            Aerospace/Defense 2.72%
                            Boeing Co.                                             29,500          $    1,444
                            Gulfstream Aerospace Corp.*                            33,500                 980
                            Northrop Grumman Corp.                                 42,200               4,853
                            Precision Castparts Corp.                              53,700               3,239
                         ------------------------------------------------------------------------------------
                                                                                                       10,516
                         Auto/Accessories 1.93%
                            Goodyear Tire & Rubber Co. (The)                      117,300               7,463

                         Banks/Financial Services 7.36%
                            BankAmerica Corp.                                      44,700               3,263
                            Chase Manhattan Corp.                                  12,000               1,314
                            Citicorp                                               27,659               3,497
                            Coast Savings Financial, Inc.*                         38,300               2,626
                            Corestates Financial Corp.                             15,000               1,201
                            Federal National Mortage Assoc.                        56,400               3,218
                            First Chicago NBD Corp.                                22,100               1,845
                            First Union Corp.                                      78,800               4,039
                            Morgan Stanley, Dean Witter, Discover & Co.            45,600               2,696
                            National City Corp.                                    72,800               4,787
                         ------------------------------------------------------------------------------------
                                                                                                       28,486
                         Business Services 0.76%
                            Fluor Corp.                                            50,800               1,899
                            Foster Wheeler Corp.                                   38,700               1,047
                         ------------------------------------------------------------------------------------
                                                                                                        2,946

                         Chemicals 2.69%
                            Ferro Corp.                                            67,400               1,639
                            Geon Co.                                               18,800                 439
                            IMC Global Inc.                                       161,200               5,279
                            Nalco Chemical Co.                                     77,100               3,050
                         ------------------------------------------------------------------------------------
                                                                                                       10,407
                         Consumer Products 2.15%
                            Archer Daniels Midland Co.                            133,045               2,885
                            Flowers Industries, Inc.                              191,200               3,932
                            Kimberly-Clark Corp.                                   13,400                 661
                            Universal Corp.                                        20,700                 851
                         ------------------------------------------------------------------------------------
                                                                                                        8,329
                         Energy 6.85%
                            Ashland Inc.                                           20,000               1,074
                            Chevron Corp.                                          17,300               1,332
                            Enron Oil & Gas Co.                                    98,700               2,091
                            Equitable Resources, Inc.                              76,600               2,710
                            MCN Energy Group Inc.                                  89,500               3,614
                            Noble Drilling Corp.*                                 167,500               5,130
                            Texaco Inc.                                            32,300               1,751
                            Union Texas Petroleum Holdings Inc.                   107,100               2,229
                            USX-Marathon Group                                    195,400               6,595
                         ------------------------------------------------------------------------------------
                                                                                                       26,526

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                     Balanced Fund

                     December 31, 1997

                                                                                Number of            Market
                                                                                 Shares               (000)
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS           Entertainment Products 1.55%
 (continued)               Brunswick Corp.                                       103,900          $    3,149
                           Eastman Kodak Co.                                      46,700               2,840
                        -------------------------------------------------------------------------------------
                                                                                                       5,989
                        Food Services 0.11%
                           Tricon Global Restaurants, Inc.*                       15,000                 436

                        Health Care/Pharmaceuticals 4.56%
                           Baxter International Inc.                              54,800               2,764
                           Columbia/HCA Healthcare Corp.                         116,300               3,445
                           DePuy, Inc.*                                           17,600                 506
                           Mallinckrodt, Inc.                                     78,900               2,998
                           Pharmacia & Upjohn Inc.                                94,400               3,457
                           Wellpoint Health Networks, Inc. - A*                  106,400               4,495
                        -------------------------------------------------------------------------------------
                                                                                                      17,665
                        Information Technology/Equipment 2.31%
                           Advanced Micro Devices, Inc.*                          80,300               1,440
                           Harris Corp.                                           60,800               2,789
                           International Business Machines Corp.                  45,000               4,705
                        -------------------------------------------------------------------------------------
                                                                                                       8,934
                        Insurance 5.70%
                           Aetna Inc.                                             39,800               2,808
                           Allstate Corp.                                        104,002               9,451
                           CIGNA Corp.                                            14,200               2,457
                           Frontier Insurance Group, Inc.                          6,200                 142
                           NAC Re Corp.                                           57,200               2,792
                           Travelers Group, Inc.                                  81,650               4,399
                        -------------------------------------------------------------------------------------
                                                                                                      22,049
                        Manufacturing (Diversified) 4.74%
                           Chart Industries Inc.                                  39,300                 897
                           Cincinnati Milacron Inc.                               98,000               2,542
                           Cooper Industries Inc.                                 42,400               2,078
                           Deere & Co.                                           109,300               6,374
                           Eaton Corp.                                            21,500               1,919
                           Kennametal Inc.                                        29,400               1,523
                           New Holland NV                                        113,900               3,011
                        -------------------------------------------------------------------------------------
                                                                                                      18,344
                        Metals & Mining 2.62%
                           Alcan Aluminum Ltd.                                    61,000               1,685
                           Alumax Inc.*                                           67,600               2,298
                           Aluminum Co. of America                                87,800               6,179
                        -------------------------------------------------------------------------------------
                                                                                                      10,162
                        Paper & Forest Products 1.20%
                           Georgia Pacific Corp. (Timber Group)*                  30,700                 697
                           Mead Corp.                                             53,400               1,495
                           Sonoco Products Co.                                    43,000               1,492
                           Temple-Inland, Inc.                                    18,600                 973
                        -------------------------------------------------------------------------------------
                                                                                                       4,657

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                     Balanced Fund

                     December 31, 1997


                                                                                Number of            Market
                                                                                 Shares               (000)
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS           Retail/Apparel 3.49%
 (concluded)               May Department Stores Co.                              65,300          $    3,440
                           Penney (J.C.) Co., Inc.                                58,800               3,546
                           Sports Authority, Inc. (The)*                         128,000               1,888
                           Tommy Hilfiger Corp.*                                  63,300               2,223
                           Toys "R" Us, Inc.*                                     76,500               2,405
                        --------------------------------------------------------------------------------------
                                                                                                      13,502
                        Telecommunications 2.62%
                           Bell Atlantic Corp.                                    35,174               3,201
                           MCI Communications Corp.                               57,800               2,475
                           SBC Communications Inc.                                60,900               4,461
                        --------------------------------------------------------------------------------------
                                                                                                      10,137
                        Transportation/Travel 3.91%
                           America West Holdings Corp. - B*                       85,400               1,591
                           Canadian National Railway Co.                          49,500               2,339
                           CSX Corp.                                              49,900               2,695
                           Delta Air Lines, Inc.                                  19,700               2,344
                           Pittston Burlington Group                              38,600               1,013
                           Ryder Systems, Inc.                                    77,600               2,541
                           Union Pacific Corp.                                    41,800               2,610
                        --------------------------------------------------------------------------------------
                                                                                                      15,133
                        Utilities 3.96%
                           American Electric Power Company, Inc.                   2,000                 103
                           Central & South West Corp.                             89,000               2,409
                           Consolidated Edison Co.                                12,500                 513
                           Duke Energy Corp.                                      76,600               4,242
                           GPU, Inc.                                              80,600               3,395
                           Illinova Corp.                                         35,300                 951
                           New England Electric System                            53,300               2,279
                           Pinnacle West Capital Corp.                            34,300               1,453
                        --------------------------------------------------------------------------------------
                                                                                                      15,345
                        --------------------------------------------------------------------------------------

                        Total Common Stocks 61.23%                                                   237,026
                           (Cost $192,560)
--------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS        Insurance 0.04%
                           Superior National Insurance Group, Inc.**                 140                 144

                        Media 0.50%
                           News Corporation Limited (The) (ADR)                   97,100               1,930
                        --------------------------------------------------------------------------------------

                        Total Preferred Stocks 0.54%                                                   2,074
                           (Cost $1,643)
                        --------------------------------------------------------------------------------------

                        Total Common and Preferred Stocks 61.77%                                     239,100
                           (Cost $194,203)
                        ======================================================================================

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                        Balanced Fund

                        December 31, 1997

                                                                                Principal
                                                                                 Amount              Market
                                                                                  (000)               (000)
-----------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN        Treasury Bonds/Notes
GOVERNMENT                  5.50%, 02/28/99                                   $    1,000           $     998
AND AGENCY                 10.375%, 11/15/09                                      10,000              12,503
OBLIGATIONS                10.375%, 11/15/12                                      12,000              15,945
                           12.00%, 08/15/13                                       15,000              22,102

                        Federal Home Loan Mortgage Corporation
                            7.84%, 06/09/06                                        1,500               1,534
                        Federal National Mortgage Association
                            7.850%, 09/10/04                                       1,000               1,030
                            7.840%, 06/09/06                                         300                 307
                            7.790%, 09/27/06                                       1,000               1,025

                        Federal Home Loan Mortgage Corporation
                           (Mortgage Backed Securities)
                            9.50%, 08/01/01                                            5                   5
                            9.50%, 09/01/01                                            4                   5
                            9.50%, 10/01/01                                           20                  21
                            8.50%, 06/01/02                                           14                  15
                            9.25%, 11/01/02                                           25                  26
                            8.25%, 10/01/07                                           57                  59
                            8.25%, 11/01/07                                           61                  63
                            8.75%, 05/01/08                                           60                  63
                            8.50%, 08/01/08                                           73                  76
                            9.00%, 09/01/08                                           64                  68
                            8.00%, 09/01/09                                           50                  51
                            8.00%, 04/01/10                                           60                  62
                            7.00%, 09/01/10                                           20                  20
                            7.00%, 10/01/10                                          121                 123
                            7.00%, 12/01/10                                          120                 122
                            7.00%, 01/01/11                                        2,226               2,271
                            7.00%, 02/01/11                                        2,938               2,993
                            6.50%, 03/01/11                                        4,247               4,272
                            7.00%, 03/01/11                                        5,169               5,265
                            7.00%, 04/01/11                                        1,646               1,677
                            7.00%, 07/01/11                                        1,277               1,300

                        Federal National Mortgage Association
                           (Mortgage Backed Securities)
                            8.00%, 07/01/98                                           91                  91
                            8.75%, 02/01/10                                          307                 322
                           10.25%, 07/01/13                                            8                   9
                            8.00%, 08/01/14                                        1,245               1,298
                            8.50%, 09/01/14                                          725                 763
                            8.50%, 01/01/15                                          452                 476
                            8.50%, 03/01/15                                          531                 555
                            7.50%, 10/01/22                                          924                 952
                            7.50%, 01/01/23                                          858                 885
                            7.50%, 07/01/23                                          329                 339
                            7.50%, 04/01/24                                          543                 557
                            7.50%, 05/01/24                                          171                 176
                            7.50%, 06/01/24                                          433                 445
                            7.50%, 08/01/24                                          598                 614

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                     Balanced Fund

                     December 31, 1997

                                                                                Principal
                                                                                 Amount              Market
                                                                                  (000)               (000)
-------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN        Federal National Mortgage Association
GOVERNMENT                 (Mortgage Backed Securities)
AND AGENCY                  7.50%, 09/01/24                                     $    717            $    734
OBLIGATIONS                 7.50%, 10/01/24                                          604                 620
 (concluded)                7.50%, 02/01/25                                          146                 150
                            7.50%, 04/01/25                                        1,111               1,139

                        Government National Mortgage Association
                           (Mortgage Backed Securities)
                           11.00%, 12/15/00                                           30                  31
                            9.50%, 08/20/01                                           36                  37
                            9.50%, 10/20/01                                           33                  34
                            9.50%, 07/20/02                                           44                  45
                            9.50%, 12/20/02                                           45                  46
                            9.50%, 01/20/03                                           24                  24
                            9.50%, 02/20/03                                           32                  33
                            9.50%, 05/20/03                                           57                  59
                            9.50%, 08/20/03                                           53                  55
                            9.50%, 09/20/03                                           81                  84
                            9.50%, 11/20/03                                           38                  39
                            9.50%, 09/20/04                                           23                  24
                            8.25%, 05/15/06                                          106                 111
                           12.00%, 03/15/15                                           26                  31
                            8.50%, 01/15/20                                           34                  36
                            8.50%, 02/15/21                                          243                 258
                            8.50%, 06/15/21                                          138                 147
                            8.50%, 08/15/21                                           20                  21
                            8.00%, 05/20/22                                          444                 463
                            8.50%, 04/15/23                                          227                 240

                        Collateralized Mortgage Obligation
                        (Planned Amortization Class) (Note 3)
                          GE Cap Mortgage Services Inc.
                            6.00%, 04/25/09                                        1,000                 967
                          FNMA 1993-182 Class H
                            5.00%, 09/25/23                                        1,709               1,601

                        Foreign (U.S. dollar denominated)
                          Australia Commonwealth
                            6.75%, 11/15/06                                        4,975               4,956
                          Germany (Fed Rep)
                            6.25%, 01/04/24                                        3,267               3,490
                        -------------------------------------------------------------------------------------

                        Total U.S. and Foreign Government and
                           Agency Obligations 25.05%                              87,502              96,958
                           (Cost $94,698)
-------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS         California Hsg Fin Agy Rev
                            8.16%, 02/01/28                                        1,125               1,241
                        Horry Cnty SC Arpt Rev
                            7.38%, 07/01/12                                        1,450               1,558
                        Oxnard CA Un High Sch Dist
                            7.78%, 08/01/17                                        1,000               1,074
                        -------------------------------------------------------------------------------------

                        Total Municipal Bonds 1.00%                                3,575               3,873
                           (Cost $3,650)

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                        Balanced Fund

                        December 31, 1997



                                                                                        Principal
                                                                                         Amount               Market
                                                                                          (000)                (000)
------------------------------------------------------------------------------------------------------------------------------------

U.S. AND FOREIGN                     Advanced Micro Devices Inc.
CORPORATE                              11.00%, 08/01/03                                $       300           $     321
BOND/NOTES                           AK Steel Corp.
                                        9.125%, 12/15/06                                       250                 256
                                     AMR Corp.
                                        9.00%, 09/15/16                                      1,250               1,465
                                     Amtrol Inc.
                                       10.625%, 12/31/06                                       100                 103
                                     Argo-Tech Corp.
                                        8.625%, 10/01/07                                       250                 251
                                     Argosy Gaming Co.
                                       13.25%, 06/01/04                                         50                  52
                                     Armco Inc.
                                        9.00%, 09/15/07                                        100                  98
                                     Aurora Foods Inc.
                                        9.875%, 02/15/07                                        25                  26
                                     Bankers Trust NY Corp.
                                        8.25%, 05/01/05                                      1,500               1,640
                                     Banponce Corp.
                                        6.75%, 12/15/05                                      1,460               1,478
                                     Beneficial Corp.
                                       12.875%, 08/01/13                                       261                 284
                                     Big Flower Press
                                        8.875%, 07/01/07                                       300                 299
                                     Borden Chemicals & Plastics
                                        9.50%, 05/01/05                                         50                  53
                                     Buckeye Technologies Inc.
                                        8.50%, 12/15/05                                        150                 153
                                     BWay Corp.
                                       10.25%, 04/15/07                                         85                  92
                                     Cablevision Systems Corp.
                                        9.25%, 11/01/05                                        150                 159
                                     Cablevision Systems Corp.
                                        8.125%, 08/15/09                                       100                 103
                                     Cabot Safety Corp.
                                       12.50%, 07/15/05                                        250                 281
                                     Calmar Inc.
                                       11.50%, 08/15/05                                        110                 117
                                     Capstar Hotel Co.
                                        8.75%, 08/15/07                                        200                 206
                                     Chancellor Media Corp.
                                        9.375%, 10/01/04                                       170                 177
                                     Chancellor Radio Broadcasting Co.
                                        8.125%, 12/15/07                                        80                  78
                                     Chevy Chase Bank F.S.B.
                                        9.25%, 12/01/08                                        150                 154
                                     Clark Schwebel Inc.
                                       10.50%, 04/15/06                                        230                 251
                                     Collins & Aikman Products Co.
                                       11.50%, 04/15/06                                        100                 112
                                     Comcast Corp.
                                        9.375%, 05/15/05                                       100                 107
                                     Container Corp of America
                                        9.75%, 04/01/03                                        170                 183

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                       Balanced Fund

                       December 31, 1997


                                                                                             Principal
                                                                                              Amount              Market
                                                                                              (000)                (000)
------------------------------------------------------------------------------------------------------------------------------------

U.S. AND FOREIGN                         Container Corp of America
CORPORATE                                  10.75%, 05/01/02                                   $     80           $      88
BOND/NOTES                               Cross Timbers Oil Co.
(continued)                                 9.25%, 04/01/07                                        300                 312
                                         Decision Holdings Corp.
                                            0.00%, 08/01/08                                         50                  32
                                         Del Monte Foods Co.
                                            0.00%, 12/15/07                                        100                  57
                                         Dime Cap Trust
                                            9.33%, 05/06/27                                      1,500               1,697
                                         Echostar DBS Corp.
                                           12.50%, 07/01/02                                        150                 162
                                         Energy Corp of America
                                            9.50%, 05/15/07                                        150                 150
                                         Fairchild Semiconductor Corp.
                                           10.125%, 03/15/07                                       250                 262
                                         Falcon Building Products Inc.
                                            9.50%, 06/15/07                                        150                 153
                                         Farmers Ins. Exch.**
                                            8.625%, 05/01/24                                     1,500               1,735
                                         Federal-Mogul Co.
                                            8.80%, 04/15/07                                        200                 213
                                         First Financial Caribbean
                                            7.84%, 10/10/06                                        665                 699
                                         First Nationwide Hldgs
                                           12.50%, 04/15/03                                        100                 113
                                         First Republic Bancorp
                                            7.75%, 09/15/12                                      1,500               1,534
                                         Fitzgeralds Gaming Corp.
                                           12.25%, 12/15/04                                         75                  76
                                         Flores & Rucks Inc.
                                            9.75%, 10/01/06                                        250                 274
                                         Fonda Group Inc.
                                            9.50%, 03/01/07                                        100                  94
                                         Freedom Chemicals Inc.
                                           10.625%, 10/15/06                                       150                 165
                                         Frontiervision Holding LP
                                            0.00%, 09/15/07                                        150                 111
                                         Globalstar LP/Capital Corp.
                                           10.75%, 11/01/04                                        100                  98
                                         Granite Broadcasting Corp.
                                           10.375%, 05/15/05                                       150                 157
                                         GS Technologies Inc.
                                           12.25%, 10/01/05                                        200                 224
                                         GST Telecommunications Inc.
                                           12.75%, 11/15/07                                         60                  63
                                         Hammon, John Q Hotels
                                            8.875%, 02/15/04                                       250                 256
                                         Hayes Wheels International Inc.
                                            9.125%, 07/15/07                                       150                 155
                                         Hollywood Casino Inc.
                                           12.75%, 11/01/03                                        150                 161
                                         Huntsman Polymers Corp.
                                           11.75%, 12/01/04                                        250                 282


                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                       Balanced Fund

                       December 31, 1997

                                                                                                Principal
                                                                                                 Amount              Market
                                                                                                  (000)               (000)
------------------------------------------------------------------------------------------------------------------------------------

U.S. AND FOREIGN                            Hyperion Telecommunications Inc.
CORPORATE                                     12.25%, 09/01/04                                  $      70           $      77
BOND/NOTES                                  Intermedia Communications Inc.
(continued)                                    8.875%, 11/01/07                                        50                  51
                                            Intermedia Communications Inc.
                                               8.50%, 01/15/08                                        100                 100
                                            International Wire Group Inc.
                                              11.75%, 06/01/05                                        250                 274
                                            Interpool Inc.
                                               7.35%, 08/01/07                                      1,800               1,801
                                            Iridium Cap Corp.**
                                              11.25%, 07/15/05                                        150                 148
                                            Iron Mountain Inc.**
                                               8.75%, 09/30/09                                        120                 123
                                            Jacor Communications Co.
                                               9.75%, 12/15/06                                         60                  65
                                            JCAC Inc.
                                              10.125%, 06/15/06                                       100                 109
                                            Johnstown America Inds Inc.
                                              11.75%, 08/15/05                                        100                 109
                                            K & F Industries Inc.**
                                               9.25%, 10/15/07                                        100                 103
                                            Kaufman & Broad Home Corp.
                                               9.625%, 11/15/06                                       250                 265
                                            Key Plastics Inc.
                                              10.25%, 03/15/07                                        250                 265
                                            Korea Telecom
                                               7.625%, 04/15/07                                     1,750               1,251
                                            LDM Technologies Inc.
                                              10.75%, 01/15/07                                        100                 109
                                            Lear Corp.
                                               9.50%, 07/15/06                                        100                 110
                                            Leiner Health Products Inc.
                                               9.625%, 07/01/07                                       250                 267
                                            Lumbermans Mutual Casualty Co.**
                                               9.15%, 07/01/26                                      2,000               2,313
                                            Marcus Cable Operating Co.
                                               0.00%, 08/01/04                                         75                  69
                                            McLeodUSA Inc.**
                                               9.25%, 07/15/07                                         50                  53
                                            Muzak LP/Muzak Capital
                                              10.00%, 10/01/03                                        250                 262
                                            Neenah Corp.
                                              11.125%, 05/01/07                                       180                 197
                                            Newfield Exploration Co.**
                                               7.45%, 10/15/07                                      1,550               1,569
                                            News America Holdings Inc.
                                               8.00%, 10/17/16                                      2,000               2,147
                                            Nortek Inc.
                                               9.125%, 09/01/07                                       250                 254
                                            NRG Energy Inc.**
                                               7.50%, 06/15/07                                      1,550               1,605


                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                      Balanced Fund

                      December 31, 1997


                                                                                                  Principal
                                                                                                   Amount              Market
                                                                                                   (000)               (000)
------------------------------------------------------------------------------------------------------------------------------------

U.S. AND FOREIGN                               NS Group Inc.
CORPORATE                                        13.50%, 07/15/03                                 $       48          $       56
BOND/NOTES                                     Olympic Financial LTD
(continued)                                      11.50%, 03/15/07                                        150                 152
                                               Owens & Minor Inc.
                                                 10.875%, 06/01/06                                       250                 277
                                               Pierce Leahy Corp.
                                                  9.125%, 07/15/07                                       250                 260
                                               Pioneer Americas Acquisition Corp.
                                                  9.25%, 06/15/07                                        250                 252
                                               Plains Resources Inc.
                                                 10.25%, 03/15/06                                        300                 323
                                               Playtex Products Inc.
                                                  8.875%, 07/15/04                                       110                 112
                                               Pride Petroleum Services Inc.
                                                  9.375%, 05/01/07                                       100                 107
                                               Republic NY Corp.
                                                  9.30%, 06/01/21                                      1,700               2,166
                                               Resource America Inc.**
                                                 12.00%, 08/01/04                                        150                 153
                                               Revlon Worldwide
                                                  0.00%, 03/15/01                                        150                 105
                                               Rifkin ACQ Partners LP
                                                 11.125%, 01/15/06                                        50                  55
                                               Scotsman Group Inc.
                                                  8.625%, 12/15/07                                        60                  60
                                               SD Warren Co.
                                                 12.00%, 12/15/04                                        100                 112
                                               Silgan Corp.
                                                  9.00%, 06/01/09                                        300                 307
                                               Southern Pacific Funding
                                                 11.50%, 11/01/04                                        150                 150
                                               Southwestern Bell Telephone Co.
                                                  5.55%, 03/10/98                                        400                 400
                                               Sovereign Specialty Chemicals**
                                                  9.50%, 08/01/07                                        250                 257
                                               Standard PAC Corp.
                                                  8.50%, 06/15/07                                        250                 250
                                               TCI Communications Inc.
                                                  8.00%, 08/01/05                                      2,000               2,143
                                               Teleport Communications Group
                                                  0.00%, 07/01/07                                        150                 122
                                               Terra Industries
                                                 10.50%, 06/15/05                                        150                 161
                                               Texas Petrochemical Corp.
                                                 11.125%, 07/01/06                                       100                 108
                                               Toll Corp.
                                                  7.75%, 09/15/07                                        150                 149
                                               Unicco Services Co.**
                                                  9.875%, 10/15/07                                       250                 249
                                               Unisys Corp.
                                                 11.75%, 10/15/04                                        100                 114
                                               United Air Lines Inc.
                                                 10.67%, 05/01/04                                        672                 805

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT


                     Statement of Investments (concluded)
                     Balanced Fund

                     December 31, 1997

                                                                                     Principal
                                                                                      Amount              Market
                                                                                       (000)               (000)
---------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN                Vencor Inc.
CORPORATE                          8.625%, 07/15/07                                 $     250           $     250
BOND/NOTES                      Weirton Steel Corp.
 (concluded)                      11.375%, 07/01/04                                       250                 260
                                Western Financial
                                   8.875%, 08/01/07                                       150                 144
                                World Color Press Inc.
                                   9.125%, 03/15/03                                        50                  52
                                Young Broadcasting Inc.
                                   8.75%, 06/15/07                                        250                 246
                                Zeta Consumer Products Corp.**
                                  11.25%, 11/30/07                                        100                 102

                             ASSET BACKED (Note 3)
                                Banc One Auto Grantor Trust 96-B A
                                   6.55%, 02/15/03                                        570                 573
                                Ford Credit Grantor Trust 95-B A
                                   5.90%, 10/15/00                                        701                 701
                                IBM Credit Rec. Lease Asset Trust
                                   4.55%, 11/15/00                                        240                 241
                                Premier Auto Trust 93-6 A2
                                   4.65%, 11/02/99                                         96                  96
                                Premier Auto Trust 94-1 A3
                                   4.75%, 02/02/00                                        107                 108
                                Premier Auto Trust 94-2 A3
                                   6.35%, 05/02/00                                        162                 163
                             ----------------------------------------------------------------------------------------

                             Total U.S. and Foreign Corporate
                               Bonds/Notes 11.33%                                      41,692              43,859
                                (Cost $42,787)
---------------------------------------------------------------------------------------------------------------------

SHORT-TERM                   Repurchase Agreement
INVESTMENT                      Paribas Corp.
                                   6.375%, 01/02/98, (secured
                                    by $199,067 US Treasury
                                   Bond, 04/30/99)                                        195                 195
                             ----------------------------------------------------------------------------------------

                             Total Short-Term Investment 0.05%                            195                 195
                                (Cost $195)
                             ----------------------------------------------------------------------------------------

                             Total Investments 99.20%                                                     383,985
                                (Cost $335,533)

                             Foreign Currency 0.05% (German Mark)                         229                 228
                                (Cost $229)

                             Cash and Other Assets in Excess
                                of Liabilities 0.75%                                                        2,897
                             ----------------------------------------------------------------------------------------

                             Net Assets 100.00%                                                          $387,110
                             ========================================================================================

* Non-income producing during the twelve months ended December 31, 1997 as this security did not pay dividends.

**Securities are registered pursuant to Rule 144A and may be deemed restricted for resale.

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT


[PIE CHART APPEARS HERE]         Statement of Investments
                                 Income Fund
U.S. & Foreign Corporate
Bonds/Notes              32.2%   December 31, 1997
U.S. & Foreign
Government & Agency
Obligations              60.6%
Cash & Other
Net Assets                3.3%
Municipal Bonds           3.9%

                                                                                     Principal
                                                                                      Amount              Market
                                                                                       (000)               (000)
------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN             Treasury Bonds/Notes
GOVERNMENT                      10.375%, 11/15/12                                   $    500            $    664
AND AGENCY                      12.00%, 08/15/13                                       1,000               1,473
OBLIGATIONS
                             Federal Home Loan Mortgage Corporation
                                 7.84%, 06/09/06                                         150                 153

                             Federal Home Loan Mortgage Corporation
                             (Mortgage Backed Securities)
                                 9.50%, 03/01/01                                          25                  26
                                 9.50%, 06/01/01                                          11                  12
                                 9.50%, 08/01/01                                          10                  10
                                 9.50%, 10/01/01                                          10                  10
                                 7.00%, 11/01/03                                          37                  38
                                 7.00%, 01/01/11                                         342                 348
                                 7.00%, 03/01/11                                         640                 653
                                 7.00%, 04/01/11                                         733                 746
                                 7.00%, 07/01/11                                         162                 165
                                 8.00%, 12/01/11                                          12                  13

                             Federal National Mortgage Association
                             (Mortgage Backed Securities)
                                 8.00%, 11/01/09                                          18                  18
                                 8.00%, 10/01/14                                          77                  80
                                 8.00%, 01/01/17                                         107                 112
                                 7.75%, 04/01/17                                         179                 187

                             Government National Mortgage Association
                             (Mortgage Backed Securities)
                                11.50%, 03/15/10                                           9                  10
                                12.00%, 03/15/14                                           3                   4
                                12.00%, 04/15/14                                           4                   4
                                12.00%, 12/15/14                                          11                  13
                                12.00%, 02/15/15                                           3                   4
                                12.00%, 03/15/15                                          10                  12
                                12.00%, 04/15/15                                           8                   9
                                12.50%, 04/15/15                                           4                   5
                                12.00%, 06/15/15                                           9                  11
                                12.00%, 07/15/15                                          11                  12
                                12.00%, 11/15/15                                          14                  17
                                 9.50%, 08/15/17                                         115                 125

                             Collateralized Mortgage Obligation
                               (Planned Amortization Class) (Note 3)
                                FHLMC 1737-Class E
                                 6.00%, 12/15/17                                         220                 219

                             Foreign (U.S. dollar denominated)
                               Australia Commonwealth
                                 6.75%, 11/15/06                                         399                 397
                               Germany (Fed Rep)
                                 6.25%, 01/04/24                                         287                 307
                             -------------------------------------------------------------------------------------

                             Total U.S. and Foreign Government and
                                Agency Obligations 60.64%                              5,539                5,857
                                  (Cost $5,683)

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                          Income Fund

                          December 31, 1997

                                                                                     Principal
                                                                                      Amount              Market
                                                                                       (000)               (000)
---------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS              California Hsg Fin Agy Rev
                                 8.16%, 02/01/28                                    $    125             $    138
                             Horry Cnty SC Arpt Rev
                                 7.38%, 07/01/12                                         120                  129
                             Orange Cnty CA Pension Oblg Taxable Ref-A
                                 7.16%, 09/01/06                                         100                  106
                             ----------------------------------------------------------------------------------------

                             Total Municipal Bonds 3.86%                                 345                  373
                                (Cost $356)
---------------------------------------------------------------------------------------------------------------------

U.S. AND FOREIGN             AMR Corp.
CORPORATE                        9.00%, 09/15/16                                         126                  148
BONDS/NOTES                  Banponce Corp.
                                 6.75%, 12/15/05                                         200                  203
                             Delta Air Lines Inc.
                                 9.75%, 05/15/21                                         150                  193
                             Dime Capital Trust
                                 9.33%, 05/06/27                                         160                  181
                             Farmers Ins. Exch.
                                 8.625%, 05/01/24                                        150                  174
                             First Financial Caribbean Corp.
                                 7.84%, 10/10/06                                         100                  105
                             First Republic BanCorp.
                                 7.75%, 09/15/12                                         150                  154
                             Interpool Inc.
                                 7.35%, 08/01/07                                         150                  150
                             Korea Telecom
                                 7.625%, 04/15/07                                        200                  143
                             Lumbermens Mutual Casualty Co.
                                 9.15%, 07/01/26                                         200                  231
                             NCNB Corp.
                                10.20%, 07/15/15                                         135                  181
                             NRG Energy Inc.
                                 7.50%, 06/15/07                                         150                  155
                             Newfield Exploration Co.
                                 7.45%, 10/15/07                                         150                  152
                             News America Holdings Inc.
                                 8.00%, 10/17/16                                         200                  215
                             Republic NY Corp.
                                 9.30%, 06/01/21                                         165                  210
                             TCI Communications Inc.
                                 8.00%, 08/01/05                                         150                  161
                             United Air Lines Inc.
                                10.67%, 05/01/04                                         100                  120

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT


                     Statement of Investments (concluded)
                     Income Fund

                     December 31, 1997

                                                                                     Principal
                                                                                      Amount              Market
                                                                                       (000)               (000)
-----------------------------------------------------------------------------------------------------------------------
U.S. AND FOREIGN             ASSET BACKED (Note 3)
CORPORATE                       Banc One Auto Grantor Trust 96-B A
BONDS/NOTES                      6.55%, 02/15/03                                     $    76              $    76
 (concluded)                    Ford Credit Grantor Trust 95-B A
                                 5.90%, 10/15/00                                          88                   88
                                IBM Credit Trust 93-1 A
                                 4.55%, 11/15/00                                          36                   35
                                Premier Auto Trust 93-6 A2
                                 4.65%, 11/02/99                                          19                   19
                                Premier Auto Trust 94-1 A3
                                 4.75%, 02/02/00                                          11                   11
                             ------------------------------------------------------------------------------------------
                             Total U.S. and Foreign Corporate
                                Bonds/Notes 32.16%                                     2,866                3,105
                                (Cost $3,005)
-----------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT        Repurchase Agreement
                                Paribas Corp.
                                 6.75%, 01/02/98, (secured
                                  by $271,548 US Treasury Bond,
                                 6.375%, 04/30/99)                                       266                  266
                             ------------------------------------------------------------------------------------------
                             Total Short-Term Investment 2.76%                           266                  266
                                (Cost $266)
                             ------------------------------------------------------------------------------------------
                             Total Investments 99.42%                                                       9,601
                                (Cost $9,310)

                             Foreign Currency 0.20% (German Mark)                                              19
                                (Cost $20)

                             Cash and Other Assets in Excess
                                of Liabilities 0.38%                                                           38
                             ------------------------------------------------------------------------------------------

                             Net Assets 100.00%                                                            $9,658
                             ==========================================================================================

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT


[PIE CHART APPEARS HERE]  Statement of Investments
                          Short-Term Investment Fund

U.S. Agency Obligations   December 31, 1997
Cash & Other Net
Assets  100%

                                                                                     Principal
                                                                                      Amount              Market
                                                                                       (000)               (000)
--------------------------------------------------------------------------------------------------------------------
U.S. AGENCY                  Federal Farm Credit Bank Discount Notes
OBLIGATIONS                     5.70%, 01/30/98                                    $      19            $      19
                                5.62%, 02/13/98                                           35                   35
                                5.50%, 02/18/98                                          110                  109

                             Federal Home Loan Bank Discount Notes
                                5.47%, 02/06/98                                          255                  254

                             Federal Home Loan Mortgage Corp. Discount Notes
                                5.70%, 01/30/98                                          100                   99
                                5.52%, 02/17/98                                          260                  258

                             Federal National Mortgage Assoc. Discount Notes
                                5.47%, 02/05/98                                           70                   70
                                5.62%, 02/25/98                                          195                  193

                             Tennessee Valley Authority Discount Note
                                5.50%, 01/16/98                                          165                  165
                             ---------------------------------------------------------------------------------------
                             Total Investments  100.04%                                1,209                1,202
                                (Cost $1,202)

                             Liabilities in Excess of Cash and Other Assets (0.04%)                          (51)
                             ---------------------------------------------------------------------------------------

                             Net Assets 100.00%                                                           $ 1,151
                             =======================================================================================

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT


[PIE CHART APPEARS HERE]     Statement of Investments
                             Small Cap Growth Fund

Cash & Other                 December 31, 1997
New Assets         9.6%
Common Stock      90.4%

                                                                                    Number of             Market
                                                                                      Shares               (000)
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                Aerospace/Defense 0.41%
                                Kellstrom Industries, Inc.*                             2,700           $      67

                             Auto/Accessories 1.07%
                                Keystone Automotive Industries, Inc.*                   7,400                 176

                             Banks/Financial Services 0.42%
                                NCO Group, Inc.*                                        2,750                  69

                             Biotechnology/Pharmacueticals 8.97%
                                Dura Pharmaceuticals, Inc.*                             4,100                 188
                                Incyte Pharmacueticals, Inc.*                           4,900                 214
                                Medicis Pharmacuetical Corp. - A*                       3,850                 197
                                Parexel International Corp.*                            5,400                 200
                                QIAGEN N.V.*                                            2,400                 105
                                Quintiles Transnational Corp.*                          4,100                 158
                                Rexall Sundown, Inc.*                                  11,300                 341
                                Serologicals Corp.*                                     3,200                  80
                             ---------------------------------------------------------------------------------------
                                                                                                            1,483
                             Building and Construction 1.34%
                                Oakwood Homes Corp.                                     6,700                 222

                             Business Services 6.28%
                                Abacus Direct Corp.*                                    2,200                  90
                                AccuStaff, Inc.*                                        3,500                  81
                                Caribiner International, Inc.*                          3,500                 156
                                Hagler Bailly, Inc.*                                    1,300                  29
                                Pre-Paid Legal Services, Inc.*                          7,100                 242
                                Robert Half International, Inc.*                        6,600                 264
                                Staff Leasing, Inc.*                                      400                   8
                                Whittman-Hart, Inc.*                                    4,900                 168
                             ---------------------------------------------------------------------------------------
                                                                                                            1,038
                             Educational Services 4.88%
                                Apollo Group, Inc.*                                     3,800                 180
                                Bright Horizons, Inc.*                                  3,700                  68
                                Computer Learning Center*                               2,400                 147
                                Devry Inc.*                                             3,400                 108
                                Strayer Education, Inc.                                 3,150                 104
                                Sylvan Learning Systems, Inc.*                          5,100                 199
                             ---------------------------------------------------------------------------------------
                                                                                                              806
                             Electrical Equipment/Electronics 2.22%
                                DII Group, Inc.*                                        2,400                  64
                                DSP Group, Inc.*                                          600                  12
                                Level One Communications, Inc.*                           800                  23
                                Orbotech, Ltd.*                                           700                  22
                                QLogic Corp.*                                             800                  24
                                Semtech Corp.*                                            300                  12
                                Tekelec*                                                2,700                  82
                                Vitesse Semiconductor Corp.*                            3,400                 128
                             ---------------------------------------------------------------------------------------
                                                                                                              367

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                     Small Cap Growth Fund

                     December 31, 1997

                                                                                     Number of            Market
                                                                                      Shares               (000)
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                Energy 7.95%
 (continued)                    Atwood Oceanics, Inc.*                                  3,600          $      171
                                Core Laboratories N.V.*                                 9,000                 162
                                Eagle Geophysical, Inc.*                                1,500                  20
                                Global Industries Ltd.*                                 8,800                 150
                                Marine Drilling Companies, Inc.*                        7,700                 160
                                Patterson Energy, Inc.*                                 4,000                 155
                                Petroleum Geo-Services ASA (ADR)*                       3,300                 214
                                Reading & Bates Corp.*                                  3,500                 147
                                Trico Marine Services, Inc.*                            4,600                 135
                             -------------------------------------------------------------------------------------------
                                                                                                            1,314
                             Food Services 5.19%
                                CKE Restaurants, Inc.                                   6,600                 278
                                Papa John's International, Inc.*                        7,100                 248
                                The Cheesecake Factory*                                 1,500                  45
                                Whole Foods Market, Inc.*                               3,700                 189
                                Wild Oats Inc.*                                         2,700                  97
                             -------------------------------------------------------------------------------------------
                                                                                                              857
                             Health Care/Services 10.98%
                                ATL Ultrasound Inc.*                                    1,700                  78
                                American Oncology Resources, Inc.*                      7,300                 117
                                Capital Senior Living Corp.*                            2,200                  23
                                Concentra Managed Care Inc.*                            6,786                 228
                                Hanger Orthopedic Group, Inc.*                          2,400                  31
                                IDX Systems Corp.*                                      3,700                 137
                                Molecular Dynamics, Inc.*                                 200                   3
                                National Surgery Centers, Inc.*                         6,400                 167
                                Orthodontic Centers of America, Inc.*                   4,400                  73
                                Renal Care Group, Inc.*                                 1,850                  59
                                Sabratek Corp.*                                         4,100                 118
                                Safeskin Corp.*                                         5,900                 336
                                Sunrise Assisted Living, Inc.*                          4,600                 196
                                Theragenics Corp.*                                      4,300                 155
                                Transition Systems, Inc.*                               4,200                  93
                             -------------------------------------------------------------------------------------------
                                                                                                            1,814
                             Hotels/Resorts 2.34%
                                CapStar Hotel Co.*                                      5,000                 172
                                Signature Resorts, Inc.*                                5,200                 114
                                Vistana, Inc.*                                          4,500                 101
                             -------------------------------------------------------------------------------------------
                                                                                                              387
                             Information Technology/Services 17.23%
                                Aspect Development, Inc.*                               3,300                 172
                                Cambridge Technology Partners, Inc.*                    5,300                 221
                                Ciber, Inc.*                                            4,600                 267
                                Complete Business Solutions, Inc.*                      2,800                 120
                                DAOU Systems, Inc.*                                     3,800                 118
                                Engineering Animation, Inc.*                            2,000                  91
                                Flexinternational Software Inc.*                          800                  12
                                Hyperion Software Corp.*                                3,400                 122

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                     Small Cap Growth Fund

                     December 31, 1997

                                                                                     Number of            Market
                                                                                      Shares               (000)
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                Information Technology/Services (continued)
 (continued)                    Industri-Matematik International Corp.*                 5,700          $      165
                                Information Management Associates, Inc.*                  800                   7
                                JDA Software Group, Inc.*                               2,300                  79
                                Manugistics Group, Inc.*                                4,000                 178
                                Mastech Corp.*                                          1,400                  44
                                Mercury Interactive Corp.*                                300                   8
                                ONTRACK Data International, Inc.*                       6,900                 169
                                Radiant Systems, Inc.*                                  3,800                 108
                                Sanchez Computer Associate Inc.*                          700                  20
                                Saville Systems Ireland PLC (ADR)*                      8,000                 332
                                Smallworldwide PLC (ADR)*                               2,300                  49
                                Systems & Computer Technology Corp.*                    1,700                  84
                                Technology Solutions Co.*                               1,500                  39
                                Veritas Software Corp.*                                 3,600                 182
                                Visio Corp.*                                            6,800                 261
                             ----------------------------------------------------------------------------------------
                                                                                                            2,848
                             Insurance 0.79%
                                Vesta Insurance Group, Inc.*                            2,200                 131

                             Leisure 4.60%
                                Action Performance Companies, Inc.*                     4,600                 174
                                Cinar Films, Inc. - B*                                  5,500                 211
                                Dover Downs Entertainment Inc.                          3,500                  80
                                Speedway Motorsports, Inc.*                             7,000                 174
                                T HQ Inc.*                                              5,300                 121
                             ----------------------------------------------------------------------------------------
                                                                                                              760
                             Publishing 2.53%
                                Applied Graphics Technologies, Inc.*                    2,500                 132
                                CBT Group PlC (ADR)*                                    3,500                 287
                             ----------------------------------------------------------------------------------------
                                                                                                              419
                             Retail/Apparel 5.26%
                                Coldwater Creek Inc.*                                   4,000                 133
                                Cost Plus, Inc.*                                        2,700                  78
                                dELiA*s Inc.*                                           2,200                  48
                                Fossil Inc.*                                            3,300                  83
                                Gadzooks Inc.*                                          2,000                  42
                                Hot Topic, Inc.*                                          800                  18
                                Linens `N Things, Inc.*                                 5,100                 222
                                Pacific Sunwear of California*                          5,800                 171
                                Stein Mart, Inc.*                                       2,800                  74
                             ----------------------------------------------------------------------------------------
                                                                                                              869
                             Telecommunication/Services 5.80%
                                Anicom, Inc.*                                           5,500                  87
                                Natural Microsystems Corp.*                             4,200                 194
                                NICE-Systems Ltd. (ADR)*                                3,600                 150
                                Pacific Gateway Exchange, Inc.*                         4,500                 242
                                STAR Telecommunications, Inc.*                          4,900                 157
                                Tel-Save Holdings, Inc.*                                6,500                 128
                             ----------------------------------------------------------------------------------------
                                                                                                              958

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                            Statement of Investments (concluded)
                            Small Cap Growth Fund

                            December 31, 1997
                                                                                    Number of             Market
                                                                                     Shares               (000)
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS               Transportation 0.14%
 (concluded)                   Expeditores International of Washington, Inc.*         600                $    23

                            Waste Services 1.97%
                               American Disposal Services, Inc.*                    5,000                    182
                               Superior Services, Inc.*                             5,000                    144
                            -------------------------------------------------------------------------------------
                                                                                                             326
                            -------------------------------------------------------------------------------------

                            Total Common Stocks 90.37%                                                    14,934
                               (Cost $13,819)
                            ====================================================================================
                                                                                  Principal
                                                                                   Amount                 Market
                                                                                    (000)                  (000)
                            -------------------------------------------------------------------------------------
SHORT-TERM                  Federal Home Loan Mortgage Discount Note
INVESTMENT                     5.50%, 01/02/98                                   $  2,726               $  2,726
                            -------------------------------------------------------------------------------------

                            Total Short-Term Investment 16.50%                      2,726                  2,726
                               (Cost $2,726)
                            -------------------------------------------------------------------------------------

                            Total Investments 106.87%                                                     17,660
                               (Cost $16,545)

                            Liabilities in Excess of
                               Cash and Other Assets (6.87%)                                             (1,135)
                            -------------------------------------------------------------------------------------

                            Net Assets 100.00%                                                           $16,525
                            =====================================================================================

                            * Non-income producing during the period ended December 31, 1997 as this security did not pay dividends.

                            See notes to the financial statements.


HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

[PIE CHART APPEARS HERE]    Statement of Investments
North America  1.3%         International Equity Fund
Latin America  1.6%
Cash & Other                December 31, 1997
Net Assets    10.1%
Pacific       19.3%
Europe        67.7%
                                                                                   Number of             Market
                                                                                    Shares               (000)
----------------------------------------------------------------------------------------------------------------
COMMON AND                  Argentina 0.75%
PREFERRED STOCK                YPF S.A. - D (ADR) (Oil Company)                     1,153                $    39

                            Brazil 0.86%
                               Usiminas Siderurgicas de Minas Gerais S/A pfd.
                                  (Steel & Metals)*                                 2,504                     15
                               Vale Do Rio Doce - PN (Steel & Metals)*              1,482                     30
                            -------------------------------------------------------------------------------------
                                                                                                              45
                            Canada 1.34%
                               Canadian National Railway Co. (Railroads)            1,495                     70

                            China 0.48%
                               Anhui Expressway Co Ltd. - H (Traffic system)*      34,000                      6
                               China Telecom - Local (Telephone communications)*    1,000                      2
                               GZI Transport Limited (Trucking)*                    1,000                      1
                               Jiangsu Expressway (Industrial Specialty)*          28,000                      6
                               Shenzhen Expressway (Consumer Service)*             23,000                      4
                               Zhejiang Expressway (Financial)*                    28,000                      6
                            -------------------------------------------------------------------------------------
                                                                                                              25
                            Finland 2.07%
                               Nokia AB - A (Telecom Equipment)                       810                     57
                               PohJola Insurance Co., Ltd. - B (Insurance)          1,366                     51
                            -------------------------------------------------------------------------------------
                                                                                                             108
                            France 14.06%
                               ACCOR SA (Hotels & Casinos)                            296                     55
                               AGF-Assur Gen De France (Insurance)                  1,322                     70
                               Alcatel Alsthom CGE (Telecom Equipment)                509                     65
                               AXA UAP (Insurance)                                    693                     54
                               Carrefour Supermarche SA (Food & Beverage)              76                     40
                               Christian Dior (Apparel)                               163                     17
                               Cie Fin Paribas - A (Banking)                          323                     28
                               Credit Coml De France CCF (Banking)                    467                     32
                               CSF (Thomson) (Aerospace)                            1,161                     37
                               Lagardere Groupe (Diversified Manufacturer)            457                     15
                               Renault SA (Automobiles)                               147                     44
                               Rhone-Poulenc SA - A (Chemicals)                     1,331                     60
                               Schneider SA (Electronic Components)                   723                     39
                               Societe Elf Aquitane SA (Oil Company)                  686                     80
                               Suez Lyonnaise Des Eaux (Water Supply)                 574                     64
                               Total Francaise Des Petroles - B
                                (Oil & Gas Production)                                304                     33
                            -------------------------------------------------------------------------------------
                                                                                                             733
                            Germany 16.49%
                               Allianz AG (Insurance)                                 276                     72
                               BASF AG (Chemicals)                                    965                     34
                               Bayer AG (Chemicals)                                   682                     25
                               Bayerische Vereinsbank AG (Banking)                  1,063                     70
                               Commerzbank AG (Banking)                             1,962                     77
                               Dresdner Bank AG (Banking)                           1,649                     76
                               Heidelberger Druckmaschinen (Printing/Publishing)      190                     10
                               Hoechst AG (Chemicals)                                 939                     33


                            See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                     International Equity Fund

                     December 31, 1997

                                                                                   Number of             Market
                                                                                     Shares               (000)
----------------------------------------------------------------------------------------------------------------
COMMON AND                  Germany  (continued)
PREFERRED STOCK                Mannesmann AG (Diversified Manufacturer)                  102             $    52
  (continued)                  Munich Reinsurance  (Insurance)                           199                  75
                               Rhine Westphal-Nonvtg pfd.
                                (Diversified Manufacturer)                             1,627                  69
                               SAP AG pfd. (Computer Software)                           181                  59
                               Schering AG (Pharmaceuticals)                             382                  37
                               Siemens AG (Electrical Components)                        610                  36
                               Thyssen AG (Steel & Metals)                               166                  36
                               VEBA AG (Electric Utilities)                            1,044                  71
                               Viag AG (Diversified Manufacturer)                         52                  28
                            ------------------------------------------------------------------------------------
                                                                                                             860

                            Hong Kong 3.26%
                               Cheung Kong Hlds Ltd. (Real Estate)                     3,000                  20
                               Citic Pacific (Financial)                               2,000                  8
                               Cosco Pacific Ltd. (Investment)                        11,000                   9
                               Great Eagle Hldgs - Warrants (Real Estate)*             1,200                   1
                               Great Eagle Holdings Ltd. (Real Estate)                 6,000                   8
                               HSBC Holdings Ltd. (Banking)                            1,887                  47
                               Hutchison Whampoa, Ltd. (Diversified Manufacturer)      4,000                  25
                               Kerry Properties (Real Estate)                         12,500                  21
                               New World Development (Real Estate)                     5,000                  17
                               New World Infrastructure (Diversified Manufacturer)*    1,200                   3
                               Television Broadcasts, Ltd. (Broadcasting & Ent.)       4,000                  11
                            ------------------------------------------------------------------------------------
                                                                                                             170

                            Italy 3.32%
                               Gucci Group (Textiles)                                    315                  13
                               Istituto Nazionale (Insurance)                         28,900                  59
                               Telecom Italia Mobile (Telephone Communications)       13,000                  60
                               Telecom Italia SPA (Telephone Communications)           3,200                  20
                                Telecom Italia SPA Di Risp
                                 (Telephone Communications)                            4,800                  21
                            ------------------------------------------------------------------------------------
                                                                                                             173

                            Japan 15.32%
                               Advantest Corp. (Electronic Components)                   600                  34
                               Bridgestone Corp. (Automobiles)                         1,000                  22
                               Canon Inc. (Office Equipment & Supplies)                3,000                  70
                               Daiwa Securities Co Ltd. (Financial)                    8,000                  28
                               Fujitsu Ltd. (Electronic Components)                    4,000                  43
                               Keyence Corp. (Precision Instruments)                     300                  44
                               Matsushita Electric Industrial Co., Ltd.
                                (Electronic Components)                                2,000                  17
                               Minebea Company Ltd. (Electronic Components)*           3,000                  32
                               Nichiei Co. (Banking)                                     400                  43
                               Nichiei Co. Ltd. (Financial)**/*                          200                  21
                               Nintendo Co. Ltd. Kyoto (Recreational Products)           600                  59
                               Nippon Telephone & Telegraph
                                (Telephone Communications)                                 4                  34
                               Nomura Securities (Financial)                           3,000                  40
                               Orix Corp. (Financial)                                    600                  42

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                     International Equity Fund

                     December 31, 1997


                                                                                    Number of           Market
                                                                                      Shares             (000)
----------------------------------------------------------------------------------------------------------------
COMMON AND                  Japan (continued)
PREFERRED STOCK                Ricoh Co.  (Office Equiment/Supplies)                   3,000           $      37
 (continued)                   Secom Co. Ltd. (Electronic Components)                  1,000                  64
                               Shohkoh Fund & Co. (Financial)                            100                  31
                               SMC Corp. (Machinery/Components)                          500                  44
                               Sony Corp. (Consumer Electronic)                          700                  62
                               Tokyo Electron (Semiconductors)                         1,000                  32
                            ------------------------------------------------------------------------------------
                                                                                                             799

                            Malaysia 0.23%
                              Arab Malaysian Corp. (Financial)                         4,000                   1
                              Arab Malaysian Finance (Banking)                         6,000                   1
                              Malayan Banking Berhad (Banking)                         1,300                   4
                              Malaysian Resources Corp. (Real Estate)                  6,000                   1
                              Multi-Purpose Hldgs (Real Estate)                        6,000                   2
                              United Engineers (Construction/Equipment)                3,300                   3
                            ------------------------------------------------------------------------------------
                                                                                                              12

                            Netherlands 5.14%
                              AEGON  NV (Insurance)                                      885                  79
                              Akzo-Nobel NV (Chemicals)                                  200                  35
                              Elsevier (Print Media)                                   1,560                  25
                              Heineken Hldgs - A (Alcohol & Tobacco)                     240                  37
                              ING Groep NV pfd. (Insurance)                              450                   2
                              Philips Electronics  (Diversified Manufacturer)            685                  41
                              Royal Dutch Petrol (Oil Company)                           480                  26
                              Unilever NV (Food & Beverage)                              380                  23
                            ------------------------------------------------------------------------------------
                                                                                                             268

                            Portugal 0.88%
                              Portugal Telecom  (Telephone Communications)             1,000                  46

                            Sweden 3.36%
                              AGA AB - B (Chemicals)                                   1,575                  21
                              L.M. Ericsson Telephone Co. - B (ADR)
                               (Telecommunication Equipment)                           1,680                  63
                              Skandia Group Foersaekrings AB  (Insurance)              1,740                  82
                              SKF AB B  (Machinery/Components)                           410                   9
                            ------------------------------------------------------------------------------------
                                                                                                             175

                            Switzerland 8.06%
                              Ciba Specialty Chemicals (Chemicals)*                      496                  59
                              Clariant AG  (Chemicals)                                    68                  57
                              Credit Suisse Group (Banking)                              481                  74
                              Nestle SA  (Food & Beverage)                                43                  64
                              Novartis AG (Pharmaceuticals)                               48                  78
                              Roche Holdings Basel AG (Pharmaceuticals)                    5                  50
                              Schw Bankgesellschaft (Banking)                             26                  38
                            ------------------------------------------------------------------------------------
                                                                                                             420

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT


                     Statement of Investments (concluded)
                     International Equity Fund

                     December 31, 1997


                                                                                               Number of            Market
                                                                                                Shares              (000)
--------------------------------------------------------------------------------------------------------------------------
COMMON AND                            United Kingdom  14.33%
PREFERRED STOCK                          BAT Industries PLC (Alcohol & Tobacco)                  3,270           $      30
 (concluded)                             Barclays (Banking)                                      1,440                  38
                                         BOC Group PLC (Chemicals)                               2,867                  48
                                         British Petroleum (Oil Companies)                       3,410                  45
                                         Carlton Communications PLC (Broadcasting & Ent)         5,100                  39
                                         General Electric Co., PLC (Electrical Products)         7,980                  53
                                         Glaxo Wellcome PLC (Pharmaceuticals)                    2,194                  52
                                         Granada Group PLC (Consumer Services)                   1,735                  27
                                         Imperial Chemical Inds PLC (Chemicals)                  2,790                  43
                                         Pearson PLC (Print Media)                               3,000                  39
                                         Pilkington PLC (Home Furnishings)                      12,740                  27
                                         PowerGen PLC (Electric Utilities)                       3,642                  48
                                         Reuters Hldg PLC  (Printing/Publishing)                 3,970                  44
                                         Rio Tinto - Zinc Corp. PLC  (Steel & Metals)            1,879                  22
                                         SmithKline Beecham PLC (Pharmaceuticals)                5,958                  61
                                         WPP Group PLC (Advertising)                            14,220                  63
                                         Zeneca Group PLC (Pharmaceuticals)                      1,920                  68
                                      ------------------------------------------------------------------------------------
                                                                                                                       747
                                      ------------------------------------------------------------------------------------

                                      Total Common and Preferred Stocks 89.95%                                       4,690
                                        (Cost $4,665)
                                      ====================================================================================
                                                                                               Principal
                                                                                                Amount              Market
                                                                                                (000)               (000)
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM                            Repurchase Agreement
INVESTMENT                            State Street Bank,
                                         6.00%, 01/02/98 (secured by $521,313,
                                         US Treasury Note 7.875%, 11/15/07)                    $    507            $   507
                                      ------------------------------------------------------------------------------------

                                      Total Short-Term Investment 9.72%                             507                507
                                      ------------------------------------------------------------------------------------
                                         (Cost $507)


                                      Total Investments 99.67%                                                       5,197
                                         (Cost $5,172)

                                      Foreign Currency 0.02% (British Pound)                                             1

                                      Cash and Other Assets in Excess
                                         of Liabilities 0.31%                                                           16
                                      ------------------------------------------------------------------------------------

                                      Net Assets 100.00%                                                           $ 5,214
                                      ====================================================================================

* Non-income producing during the period ended December 31, 1997 as this security did not pay dividends.

** Securities are registered pursuant to Rule 144A and may be deemed restricted for resale.


See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT


[PIE CHART APPEARS HERE]

Convertible Securities      0.6%
Cash & Other Net Assets     1.8%
Common & Preferred Stock   97.6%


                           Statement of Investments
                           Socially Responsible Fund

                           December 31, 1997

                                                                                       Number of            Market
                                                                                        Shares               (000)
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                  Aerospace/Defense 1.28%
                                  Rockwell International Corp.                            2,250            $    118

                               Auto/Accessories 6.62%
                                  Dana Corp.                                              3,350                 159
                                  Echlin Inc.                                             2,600                  94
                                  Ford Motor Co.                                          3,800                 185
                                  Meritor Automotive, Inc.                                3,416                  72
                                  PACCAR Inc.                                             1,900                 100
                               ------------------------------------------------------------------------------------
                                                                                                                610

                               Banks/Financial Services 15.14%
                                  Banc One Corp.                                          1,900                 103
                                  Bankers Trust New York Corp.                              750                  84
                                  Chase Manhattan Corp.                                   1,750                 192
                                  Centura Banks, Inc.                                       650                  45
                                  Corestates Financial Corp.                              1,550                 124
                                  Federal National Mortgage Assoc.                          550                  31
                                  First American Corp. Tenn                                 800                  40
                                  First Tennessee National Corp.                            600                  40
                                  First Union Corp.                                       1,900                  97
                                  Firststar Corp.                                         2,000                  85
                                  Fleet Financial Group, Inc.                               900                  68
                                  KeyCorp                                                 1,500                 106
                                  J.P. Morgan & Co. Inc.                                    750                  85
                                  NationsBank Corp.                                       2,250                 137
                                  Old Kent Financial Corp.                                1,600                  63
                                  U.S. Bancorp                                              850                  95
                               ------------------------------------------------------------------------------------
                                                                                                              1,395

                               Chemicals 9.91%
                                  Akzo Nobel N.V. (ADR)                                   1,300                 113
                                  Betzdearborn, Inc.                                      1,800                 110
                                  Dow Chemical Co.                                          750                  76
                                  Eastman Chemical Co.                                    1,900                 113
                                  Geon Co.                                                4,200                  98
                                  Imperial Chemical Industries PLC (ADR)                  3,650                 237
                                  Lyondell Petrochemical Co.                              2,896                  77
                                  Olin Corp.                                              1,900                  89
                               ------------------------------------------------------------------------------------
                                                                                                                913

                               Consumer Products 9.00%
                                  Avon Products, Inc.                                     1,100                  68
                                  General Mills, Inc.                                     1,100                  79
                                  Heinz (H.J.) Co.                                        5,600                 285
                                  Kimberly-Clark Corp.                                    3,750                 185
                                  Unilever N.V. PLC                                       3,400                 212
                               ------------------------------------------------------------------------------------
                                                                                                                829

                               Construction Materials 0.12%
                                  Martin Marietta Materials, Inc.                           300                  11

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                           Socially Responsible Fund

                           December 31, 1997


                                                                                         Number of           Market
                                                                                          Shares             (000)
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                  Energy 6.98%
  (continued)                     Elf Aquitaine (ADR)                                     2,850            $    167
                                  MCN Energy Group Inc.                                   1,300                  52
                                  Pennzoil Corp.                                            300                  20
                                  Sonat, Inc.                                             2,150                  98
                                  Total SA (ADR)                                          2,025                 114
                                  Williams Companies, Inc. (The)                          2,900                  82
                                  YPF SA Sociedad Anonima (ADR)                           3,200                 110
                               ------------------------------------------------------------------------------------
                                                                                                                643

                               Health Care/Pharmacueticals 5.53%
                                  American Home Products Corp.                            1,500                 115
                                  Baxter International, Inc.                              1,700                  86
                                  Bristol-Myers Squibb Co.                                1,250                 118
                                  Schering-Plough Corp.                                     500                  31
                                  SmithKline Beecham PLC - A (ADR)                        1,000                  51
                                  Zeneca Group PLC (ADR)                                  1,000                 108
                               ------------------------------------------------------------------------------------
                                                                                                                509

                               Index Security 2.11%
                                  Standard & Poor's Depositary Receipts                   2,000                 194

                               Information Technology/Equipment 2.44%
                                  AMP, Inc.                                               1,050                  44
                                  Xerox Corp.                                             2,450                 181
                               ------------------------------------------------------------------------------------
                                                                                                                225

                               Insurance 4.67%
                                  Exel Limited                                            1,700                 108
                                  Lincoln National Corp.                                  1,800                 141
                                  Mid Ocean Ltd.                                          1,050                  57
                                  SAFECO Corp.                                            2,550                 124
                               ------------------------------------------------------------------------------------
                                                                                                                430

                               Manufacturing (Diversified) 2.85%
                                  Boise Cascade Corp.                                     3,120                  94
                                  Thomas & Betts Corp.                                    1,400                  66
                                  Whirlpool Corp.                                         1,350                  74
                                  Witco Corp.                                               700                  29
                               ------------------------------------------------------------------------------------
                                                                                                                263

                               Metals & Mining 1.95%
                                  J & L Specialty Steel, Inc.                             5,400                  54
                                  Oregon Steel Mills, Inc.                                4,300                  92
                                  Phelps Dodge Corp.                                        550                  34
                               ------------------------------------------------------------------------------------
                                                                                                                180

                               Paper & Forest Products 4.12%
                                  Georgia Pacific Corp.                                   1,600                  97
                                  Georgia Pacific Corp. (Timber Group)                    1,600                  36
                                  Westvaco Corp.                                          3,500                 110
                                  Weyerhaeuser Co.                                        2,800                 137
                               ------------------------------------------------------------------------------------
                                                                                                                380


See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

                     Socially Responsible Fund

                     December 31, 1997


                                                                                       Number of             Market
                                                                                        Shares               (000)
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                  Real Estate 2.68%
 (concluded)                      Equity Residential Properties Trust                     1,500            $     76
                                  Health Care Property Investors, Inc.                      250                   9
                                  Nationwide Health Properties, Inc.                      2,500                  64
                                  Security Capital Industrial Trust                       3,954                  98
                                  Security Capital Group - B (warrants)                      30                  --
                               ------------------------------------------------------------------------------------
                                                                                                                247

                               Retail/Apparel 5.06%
                                  May Department Stores Co.                               1,600                  84
                                  Mercantile Stores Co., Inc.                             1,600                  97
                                  Penney (J.C.) Co., Inc.                                 2,100                 127
                                  Rite Aid Corp.                                          1,200                  70
                                  Sears, Roebuck and Co.                                  1,950                  88
                               ------------------------------------------------------------------------------------
                                                                                                                466

                               Telecommunications 8.71%
                                  AT & T Corp.                                              800                  49
                                  Alltel Corp.                                            3,400                 140
                                  Bell Atlantic Corp.                                     2,261                 206
                                  BellSouth Corp.                                         2,650                 149
                                  Frontier Corp.                                          4,400                 106
                                  Sprint Corp.                                            2,600                 152
                               ------------------------------------------------------------------------------------
                                                                                                                802

                               Transportation/Travel 0.97%
                                  CSX Corp.                                               1,650                  89

                               Utilities 6.97%
                                  Boston Edison Co.                                         200                   8
                                  CINergy Corp.                                           3,450                 132
                                  Duke Energy Corp.                                       3,025                 168
                                  Entergy Corp.                                           2,400                  72
                                  Pacificorp                                              2,500                  68
                                  PG & E Corp.                                            2,250                  68
                                  PowerGen PLC (ADR)                                        200                  11
                                  Southern Co.                                              700                  18
                                  Unicom Corp.                                            1,650                  51
                                  Wisconsin Energy Corp.                                  1,600                  46
                               ------------------------------------------------------------------------------------
                                                                                                                642

                               Waste Services 0.16%
                                  Browning Ferris Industries, Inc.                          400                  15
                               ------------------------------------------------------------------------------------
                               Total Common Stocks 97.27%                                                     8,961
                                  (Cost $8,377)


See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT


                        Statement of Investments (concluded)
                        Socially Responsible Fund

                        December 31, 1997

                                                                  Number of            Market
                                                                   Shares               (000)
----------------------------------------------------------------------------------------------
PREFERRED STOCK         Banks/Financial Services 0.30%
                          Kmart Financing                             550           $      28
                        ----------------------------------------------------------------------
                        Total Preferred Stock 0.30%                                        28
                          (Cost $32)
                        ----------------------------------------------------------------------
                        Total Common and Preferred Stock 97.57%                         8,989
                          (Cost $8,409)
                        ======================================================================
                                                                   Principal
                                                                    Amount             Market
                                                                     (000)              (000)
----------------------------------------------------------------------------------------------
CONVERTIBLE SECURITY     Loews Corp.                              $    51           $      52
                           3.125%, 09/15/07
                        ----------------------------------------------------------------------
                        Total Convertible Security 0.57%               51                  52
                          (Cost $51)

----------------------------------------------------------------------------------------------
SHORT-TERM              Repurchase Agreement
INVESTMENT                State Street Bank,
                            6.00%, 01/02/98, (secured by $159,138,
                            US Treasury Bond, 7.875%, 11/15/07)       155                 155
                        ----------------------------------------------------------------------
                        Total Short-Term Investment 1.68%             155                 155
                          (Cost $155)
                        ----------------------------------------------------------------------
                        Total Investments 99.82%                                        9,196
                          (Cost $8,615)

                        Cash and Other Assets in
                          Excess of Liabilities 0.18%                                      17
                        ----------------------------------------------------------------------
                        Net Assets 100.00%                                          $   9,213
                        ======================================================================

* Non-income producing during the period ended December 31, 1997 as this security did not pay dividends.

                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT



Statements of Assets and Liabilities

December 31, 1997

                                      GROWTH        BALANCED      INCOME        SHORT-TERM
                                       FUND           FUND         FUND            FUND
-------------------------------------------------------------------------------------------
ASSETS

Cash                               $        354  $    511,157  $        505   $      3,170
Investments at value*               598,093,430   383,985,164     9,601,467      1,201,719
Foreign currency at value*                   --       228,144        19,473             --
Forward currency contracts                   --        87,576         7,417             --
Dividends and interest receivable       556,737     2,732,054       160,287             --
Receivable-foreign taxes                     --            --            --             --
Receivable-fund shares sold             643,339       270,474         4,693            859
Receivable-investments sold                  --            --            --             --
Prepaid expenses                         22,757        14,335           686             --
-------------------------------------------------------------------------------------------
  Total Assets                      599,316,617   387,828,904     9,794,528      1,205,748
-------------------------------------------------------------------------------------------

LIABILITIES
Forward currency contracts                   --            --            --             --
Payable-fund
  shares redeemed                       562,419        29,760           292         52,313
Payable-investments
  purchased                                  --       510,587       106,714             --
Payable-management, advisor
  and related fees                      246,501       155,081         3,929              7
Accrued expenses                          5,376        23,922        25,262          2,435
-------------------------------------------------------------------------------------------
  Total Liabilities                     814,296       719,350       136,197         54,755
-------------------------------------------------------------------------------------------
NET ASSETS                         $598,502,321  $387,109,554  $  9,658,331   $  1,150,993
===========================================================================================
NET ASSETS CONSIST OF:
----------------------
Par value of common shares           23,327,657     1,952,857        74,287         11,516
Paid in surplus                     472,236,584   336,078,999     9,257,911      1,138,972
Accumulated undistributed
  net investment income                  10,797       416,092        27,269            507
Accumulated undistributed
  net realized gain (loss)
  from investments and foreign
  currency transactions                 389,471       124,624           (10)            (2)
Net unrealized appreciation
  on investments and translation
  of assets and liabilities in
  foreign currency                  102,537,812    48,536,982       298,874             --
-------------------------------------------------------------------------------------------
NET ASSETS                         $598,502,321  $387,109,554  $  9,658,331   $  1,150,993
===========================================================================================
Number of shares outstanding:        23,327,657    19,528,567       742,876        115,164
(Authorized 50,000,000 shares
  each)
Par Value                          $       1.00  $       0.10  $       0.10   $       0.10
===========================================================================================
NET ASSET VALUE
PER SHARE                          $      25.66  $      19.82  $      13.00   $       9.99
===========================================================================================
*Cost of Securities:
  Investments                      $495,555,618  $335,533,260  $  9,309,797   $  1,201,719
  Foreign currency                           --       229,111        19,556             --


                                     SMALL CAP    INTERNATIONAL     SOCIALLY
                                      GROWTH         EQUITY       RESPONSIBLE
                                       FUND           FUND            FUND
-------------------------------------------------------------------------------
ASSETS

Cash                               $      5,746   $        842   $        796
Investments at value*                17,659,664      5,197,375      9,196,284
Foreign currency at value*                   --            616             --
Forward currency contracts                   --             --             --
Dividends and interest receivable            --          3,307         17,208
Receivable-foreign taxes                     --          2,405            413
Receivable-fund shares sold              65,767         36,355         44,104
Receivable-investments sold             139,633          2,052             --
Prepaid expenses                             --             --             --
-------------------------------------------------------------------------------
  Total Assets                       17,870,810      5,242,952      9,258,805
-------------------------------------------------------------------------------

LIABILITIES
Forward currency contracts                   --            218             --
Payable-fund
  shares redeemed                         5,019              8             --
Payable-investments
  purchased                           1,328,362         25,921         41,709
Payable-management, advisor
  and related fees                       12,262          2,390          3,911
Accrued expenses                            275            505            313
-------------------------------------------------------------------------------
  Total Liabilities                   1,345,918         29,042         45,933
-------------------------------------------------------------------------------
NET ASSETS                         $ 16,524,892   $  5,213,910   $  9,212,872
===============================================================================
NET ASSETS CONSIST OF:
----------------------
Par value of common shares                   --             --             --
Paid in surplus                      15,905,687      5,257,958      8,637,578
Accumulated undistributed
  net investment income                      --             --            421
Accumulated undistributed
  net realized gain (loss)
  from investments and foreign
  currency transactions                (495,861)       (68,520)        (6,910)
Net unrealized appreciation
  on investments and translation
  of assets and liabilities in
  foreign currency                    1,115,066         24,472        581,783
-------------------------------------------------------------------------------
NET ASSETS                         $ 16,524,892   $  5,213,910   $  9,212,872
===============================================================================
Number of shares outstanding:         1,412,237        507,903        761,668
(Authorized 50,000,000 shares
  each)
Par Value                          $       0.00   $       0.00   $       0.00
===============================================================================
NET ASSET VALUE
PER SHARE                          $      11.70   $      10.27   $      12.10
===============================================================================
*Cost of Securities:
  Investments                      $ 16,544,598   $  5,172,445   $  8,614,501
  Foreign currency                           --            616             --

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

Statements of Operations                                    For the year ended
                                                             December 31, 1997


                                           GROWTH        BALANCED          INCOME       SHORT-TERM
                                            FUND           FUND             FUND           FUND
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                           $   9,361,395   $   4,259,584   $          --   $          --
  Interest & amortization                 1,270,244       8,381,043         703,427          69,284
-----------------------------------------------------------------------------------------------------
                                         10,631,639      12,640,627         703,427          69,284
  Foreign taxes withheld                    (33,598)        (20,033)           (331)             --
-----------------------------------------------------------------------------------------------------
  Total investment income                10,598,041      12,620,594         703,096          69,284


EXPENSES:
  Management, advisor and
    related fees (Note 5)                 2,601,389       1,660,298          45,960           4,208
  Fund pricing fees                          12,001          11,001          14,382          10,434
  Professional fees                          17,802          17,801          13,301           9,200
  Custodian fees                             24,590          30,281          11,001           2,880
  Transfer agent fee (Note 5)                32,475              24              24              24
  Trustees' fees and expenses                 3,400           3,400           3,400           3,400
  Insurance expenses                         25,941          20,498           1,905           1,445
  Other expenses                             62,003          38,768           2,718             307
-----------------------------------------------------------------------------------------------------

  Total expenses                          2,779,601       1,782,071          92,691          31,898

  Less management and related
    fees waived (Note 5)                         --              --              --          (2,573)
  Less expenses paid by Horace Mann
    Investors, Inc. (Note 5)                     --              --              --         (23,021)
  Less expenses paid by commission
    credits (Note 3)                        (57,950)        (59,208)             --              --
-----------------------------------------------------------------------------------------------------
    Net expenses                      $   2,721,651   $   1,722,863   $      92,691   $       6,304
-----------------------------------------------------------------------------------------------------
    Net investment income (loss)          7,876,390      10,897,731         610,405          62,980
-----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Realized gain (loss) from:
    Investments                          66,206,155      35,889,104          20,121             127
    Foreign currency transactions              (426)        138,839          11,463              --
-----------------------------------------------------------------------------------------------------

  Net realized gain (loss)
    on investments and foreign
    currency transactions                66,205,729      36,027,943          31,584             127

  Change in unrealized
    appreciation (depreciation)
    on:
  Investments                            32,693,552      12,805,475         244,644             485
  Translation of assets
    and liabilities in
    foreign currencies                           --          85,078           7,204              --
-----------------------------------------------------------------------------------------------------

  Net realized and unrealized
    gain (loss) from investments
    and foreign currency
    transactions                         98,899,281      48,918,496         283,432             612
-----------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE)
  IN NET ASSETS
  FROM OPERATIONS                     $ 106,775,671   $  59,816,227   $     893,837   $      63,592
=====================================================================================================

                                                              For the period
                                                    March 10, 1997 to December 31, 1997

                                                 SMALL CAP    INTERNATIONAL      SOCIALLY
                                                  GROWTH         EQUITY        RESPONSIBLE
                                                   FUND           FUND             FUND
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                  $       1,305   $      32,755   $      88,488
  Interest & amortization                           45,194          30,728           7,895
-----------------------------------------------------------------------------------------------------
                                                    46,499          63,483          96,383
  Foreign taxes withheld                                --          (4,464)           (896)
-----------------------------------------------------------------------------------------------------
  Total investment income                           46,499          59,019          95,487


EXPENSES:
  Management, advisor and
    related fees (Note 5)                           81,785          22,648          31,879
  Fund pricing fees                                  2,000           4,000           2,000
  Professional fees                                  6,499           7,505           6,499
  Custodian fees                                    18,829          23,627           7,580
  Transfer agent fee (Note 5)                           17              17              17
  Trustees' fees and expenses                        3,400           3,400           3,400
  Insurance expenses                                   256             256             256
  Other expenses                                        --              --              --
-----------------------------------------------------------------------------------------------------

  Total expenses                                   112,786          61,453          51,631

  Less management and related
    fees waived (Note 5)                           (23,530)        (10,525)        (13,471)
  Less expenses paid by Horace Mann
    Investors, Inc. (Note 5)                       (27,623)        (35,424)        (16,369)
  Less expenses paid by commission
    credits (Note 3)                                    --              --              --
-----------------------------------------------------------------------------------------------------
    Net expenses                             $      61,633   $      15,504   $      21,791
-----------------------------------------------------------------------------------------------------
    Net investment income (loss)                   (15,134)         43,515          73,696
-----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Realized gain (loss) from:
    Investments                                   (495,861)        (68,519)         72,720
    Foreign currency transactions                       --          (2,425)             --
-----------------------------------------------------------------------------------------------------

  Net realized gain (loss)
    on investments and foreign
    currency transactions                         (495,861)        (70,944)         72,720

  Change in unrealized
    appreciation (depreciation)
    on:
  Investments                                    1,115,066          24,930         581,783
  Translation of assets
    and liabilities in
    foreign currencies                                  --            (458)             --
-----------------------------------------------------------------------------------------------------

  Net realized and unrealized
    gain (loss) from investments
    and foreign currency
    transactions                                   619,205         (46,472)        654,503
-----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
  IN NET ASSETS
  FROM OPERATIONS                            $     604,071   $      (2,957)  $     728,199
=====================================================================================================

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT


Statement of Changes in Net Assets


For the Periods ended December 1997 and 1996



                                                                      GROWTH FUND                             BALANCED FUND
                                                                1997                1996                1997                1996
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)                            $   7,876,390       $   6,452,684       $  10,897,731       $   8,219,408

  Net realized short-term gain
    (loss) on investments and
    foreign currency transactions                            21,364,681          27,750,104          10,725,081          13,881,249

  Net realized long-term gain
    (loss) on investments and
    foreign currency transactions                            44,841,048          20,451,849          25,302,862          11,586,155

  Net unrealized appreciation/
    (depreciation) on investments and
    translation of assets and liabilities
    in foreign currency                                      32,693,552          27,601,625          12,890,553          11,168,939
-----------------------------------------------------------------------------------------------------------------------------------

  Change in net assets
    from operations                                         106,775,671          82,256,262          59,816,227          44,855,751
-----------------------------------------------------------------------------------------------------------------------------------

FROM DISTRIBUTIONS
 TO SHAREHOLDERS:
  Net investment income                                      (7,988,420)         (6,377,641)        (10,749,508)         (8,167,501)


  Net realized short-term gain
    from investments and
    foreign currency transactions                           (21,154,178)        (27,699,455)        (10,548,453)        (13,856,450)


  Net realized long-term gain
    from investments and
    foreign currency transactions                           (44,781,697)        (20,429,320)        (25,268,797)        (11,570,771)
-----------------------------------------------------------------------------------------------------------------------------------

  Total distributions
    to shareholders                                         (73,924,295)        (54,506,416)        (46,566,758)        (33,594,722)
-----------------------------------------------------------------------------------------------------------------------------------

FROM FUND SHARE
  TRANSACTIONS:
  Proceeds from shares sold                                 117,493,277          88,560,885          66,288,140          55,024,353

  Net asset value of shares issued
    in reinvestment of dividends and
    capital gains distributions                              68,291,933          50,813,674          42,410,448          30,441,049
-----------------------------------------------------------------------------------------------------------------------------------
                                                            185,785,210         139,374,559         108,698,588          85,465,402
  Cost of shares redeemed                                   (50,690,435)        (33,668,049)        (35,389,537)        (24,368,316)
-----------------------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) in net
    assets from fund
    share transactions                                      135,094,775         105,706,510          73,309,051          61,097,086
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE
  (DECREASE) IN NET ASSETS                                  167,946,151         133,456,356          86,558,520          72,358,115

NET ASSETS:
  Beginning of period                                       430,556,170         297,099,814         300,551,034         228,192,919
-----------------------------------------------------------------------------------------------------------------------------------
  End of period                                           $ 598,502,321       $ 430,556,170       $ 387,109,554       $ 300,551,034
===================================================================================================================================
Undistributed net
  investment income                                       $      10,797       $     123,253       $     416,092       $     117,809
===================================================================================================================================

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT


                                                           INCOME FUND                SHORT-TERM FUND
                                                       1997           1996          1997           1996

-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)                   $    610,405   $    641,435   $     62,980   $     54,797

  Net realized short-term gain
    (loss) on investments and
    foreign currency transactions                      67,503        (29,132)           127             20

  Net realized long-term gain
    (loss) on investments and
    foreign currency transactions                     (35,919)        87,711             --             --

  Net unrealized appreciation/
    (depreciation) on investments and
    translation of assets and liabilities
    in foreign currency                               251,848       (325,363)           485           (328)
-----------------------------------------------------------------------------------------------------------

  Change in net assets
    from operations                                   893,837        374,651         63,592         54,489
-----------------------------------------------------------------------------------------------------------

FROM DISTRIBUTIONS
 TO SHAREHOLDERS:
  Net investment income                              (598,770)      (639,826)       (63,479)       (54,334)

  Net realized short-term gain
    from investments and
    foreign currency transactions                     (23,198)            --           (127)           (23)

  Net realized long-term gain
    from investments and
    foreign currency transactions                          --         (3,181)            --             --
-----------------------------------------------------------------------------------------------------------

  Total distributions
    to shareholders                                  (621,968)      (643,007)       (63,606)       (54,357)
-----------------------------------------------------------------------------------------------------------

FROM FUND SHARE
  TRANSACTIONS:
  Proceeds from shares sold                         2,109,144      2,897,949      3,660,289      4,547,550

  Net asset value of shares issued
    in reinvestment of dividends and
    capital gains distributions                       516,971        523,445         48,626         40,250
-----------------------------------------------------------------------------------------------------------
                                                    2,626,115      3,421,394      3,708,915      4,587,800
  Cost of shares redeemed                          (4,087,751)    (2,836,463)    (3,786,735)    (4,364,884)
-----------------------------------------------------------------------------------------------------------

  Net increase (decrease) in net
    assets from fund
    share transactions                             (1,461,636)       584,931        (77,820)       222,916
-----------------------------------------------------------------------------------------------------------

TOTAL INCREASE
  (DECREASE) IN NET ASSETS                         (1,189,767)       316,575        (77,834)       223,048

NET ASSETS:
  Beginning of period                              10,848,098     10,531,523      1,228,827      1,005,779
-----------------------------------------------------------------------------------------------------------
  End of period                                  $  9,658,331   $ 10,848,098   $  1,150,993   $  1,228,827
===========================================================================================================
Undistributed net
  investment income                              $     27,269   $      7,248   $        507   $      1,006
===========================================================================================================


                                                    SMALL CAP              INTERNATIONAL               SOCIALLY
                                                   GROWTH FUND              EQUITY FUND             RESPONSIBLE FUND
                                                      1997                     1997                      1997
                                                 Since Inception/1/      Since Inception/1/        Since Inception/1/
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)                    $    (15,134)             $     43,515            $     73,696

  Net realized short-term gain
    (loss) on investments and
    foreign currency transactions                     (495,861)                  (70,944)                 72,720

  Net realized long-term gain
    (loss) on investments and
    foreign currency transactions                           --                        --                      --

  Net unrealized appreciation/
    (depreciation) on investments and
    translation of assets and liabilities
    in foreign currency                              1,115,066                    24,472                 581,783
-----------------------------------------------------------------------------------------------------------------------

  Change in net assets
    from operations                                    604,071                    (2,957)                728,199
-----------------------------------------------------------------------------------------------------------------------

FROM DISTRIBUTIONS
 TO SHAREHOLDERS:
  Net investment income                                     --                   (41,091)                (73,275)

  Net realized short-term gain
    from investments and
    foreign currency transactions                           --                        --                 (79,630)

  Net realized long-term gain
    from investments and
    foreign currency transactions                           --                        --                      --
-----------------------------------------------------------------------------------------------------------------------

  Total distributions
    to shareholders                                         --                   (41,091)               (152,905)
-----------------------------------------------------------------------------------------------------------------------

FROM FUND SHARE
  TRANSACTIONS:
  Proceeds from shares sold                         17,210,060                 5,781,865               8,945,404

  Net asset value of shares issued
    in reinvestment of dividends and
    capital gains distributions                             --                    14,368                 101,875
-----------------------------------------------------------------------------------------------------------------------
                                                    17,210,060                 5,796,233               9,047,279
  Cost of shares redeemed                           (1,329,239)                 (578,275)               (449,701)
-----------------------------------------------------------------------------------------------------------------------

  Net increase (decrease) in net
    assets from fund
    share transactions                              15,880,821                 5,217,958               8,597,578
-----------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE
  (DECREASE) IN NET ASSETS                          16,484,892                 5,173,910               9,172,872

NET ASSETS:
  Beginning of period                                   40,000                    40,000                  40,000
-----------------------------------------------------------------------------------------------------------------------
  End of period                                   $ 16,524,892              $  5,213,910            $  9,212,872
=======================================================================================================================
Undistributed net
  investment income                               $         --              $         --            $        421
=======================================================================================================================

1 Since inception refers March 10, 1997, the day investment operations began.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT


Notes to the Financial Statements

December 31, 1997


1. BUSINESS ORGANIZATION -- The Horace Mann Mutual Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, which offers units of beneficial ownership ("shares") in seven separate investment portfolios: Growth Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund. These funds collectively are referred to as the "Funds." On May 1, 1997, under an agreement and plan of reorganization, the Growth Fund, Balanced Fund, Income Fund, and Short-Term Investment Fund, each previously organized as a Maryland corporation, transferred its assets into a new series of Horace Mann Mutual Funds. The Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund were organized on November 7, 1996 and, on December 26, 1996, each sold 4,000 shares of capital stock to Horace Mann Life Insurance Company ("HMLIC") for $40,000. On March 10, 1997, these funds each sold an additional 96,000 shares to HMLIC for $960,000 and began investment operations on this date. Shares are presently offered to HMLIC Separate Account and the HMLIC 401(k) Separate Account. The Growth Fund shares also may be purchased under the dividend reinvestment plans by certain shareholders.


    FUND INVESTMENT OBJECTIVES:

    A. Growth Fund -- primary, long-term capital growth; secondary, conservation of principal and production of income.

    B. Balanced Fund -- realization of high long-term total rate of return consistent with prudent investment risks.

    C. Income Fund -- long-term total rate of return in excess of the U.S. bond market over a full market cycle.

    D. Short-Term Fund -- primary, realize maximum current income to the extent consistent with liquidity; secondary, preservation of principal.

    E. Small Cap Growth Fund -- long-term capital appreciation through investing primarily in equity securities of small cap companies with earnings growth potential.

    F. International Equity Fund -- long-term growth of capital through a diversified portfolio of marketable foreign equity securities.

    G. Socially Responsible Fund -- long-term growth of capital, current income and growth of income through investing primarily in a diversified portfolio of equity securities of United States-based companies which are determined to be socially responsible.


2.  SIGNIFICANT ACCOUNTING POLICIES:

    A. Security valuation -- A security listed or traded on U.S. or foreign stock exchanges is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on that exchange. If there are no such bid and ask quotations the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities traded over-the-counter are valued at the last current bid price. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any unamortized premium or discount. Foreign securities are converted to United States dollars using exchange rates at the close of the New York Stock Exchange. In the event market quotations would not be available, securities would be valued at fair value as determined in good faith by the Board of Trustees; no such securities were owned by the Funds at December 31, 1997.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

December 31, 1997


    B. Security transactions and investment income -- Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as they become available. Interest income including level yield, premium and discount amortization is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

    C. Federal income taxes -- Since it is the Funds' policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders, no provision has been made for federal income or excise taxes. Dividends and distributions payable to shareholders are recorded by the Funds on the record date. Net investment income for federal income tax purposes includes paydown gains and losses on mortgage backed securities and gains and losses realized on foreign currency transactions. These gains and losses are included as net realized gains and losses for financial reporting purposes.

       The International Equity Fund and Small Cap Growth Fund intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1997, the International Equity Fund and Small Cap Growth Fund had an accumulated capital loss carryforward for tax purposes of $65,857, and $459,937, respectively, which will expire in fiscal year ending December 31, 2005.

       For federal income tax purposes, a net operating loss recognized in the current year by the Small Cap Growth Fund cannot be used to offset future years' net investment income. Therefore, $15,134 of net operating loss generated by the Small Cap Growth Fund has been reclassified from accumulated net investment loss to paid-in surplus.

       Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales.

    D. Dividends and distributions -- Dividends and distributions from net investment income and net realized gains are paid out annually and are recorded on the ex-dividend date.

    E. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

3. OPERATING POLICIES:

    A. Repurchase Agreements -- Securities pledged as collateral for repurchase agreements are held by State Street Bank and Trust Company and are designated as being held on each Fund's behalf by its custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be credit worthy pursuant to guidelines established by the Trustees.

    B. Asset Backed Securities -- These securities are secured by installment loans or leases or by revolving lines of credit. They often include credit enhancements that help limit investors exposure to the underlying credit. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

    C. Collateralized Mortgage Obligations -- Planned Amortization Class
       (PAC), -- These securities have a pre-determined schedule for principal repayment coupled with an enhanced degree of cash-flow certainty. A PAC security is a specific class of mortgages which usually carry the most stable cash flows and the lowest amount of prepayment risk. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

December 31, 1997



    D. American Depository Receipts -- (ADR) - These securities are receipts for the shares of a foreign listed corporation held in the vault of a U.S. bank and entitles the shareholder to all dividends and capital gains.

    E. Commission Credits -- Wellington Management Company, LLP, subadvisor for the Growth and Balanced Funds, seeks the best price and execution on each transaction and negotiates commission rates solely on the execution requirements of each trade. Occasionally, they place, under a directed brokerage arrangement, common stock trades with a broker/dealer who credits to the Funds part of the commissions paid.

    F. Foreign Currency Transactions -- The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

         . market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

         . purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

       Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

    G. Forward Currency Contracts -- The Balanced Fund, Income Fund and International Equity Fund may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of assets and liabilities denominated in foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the differences between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT

December 31, 1997


At December 31, 1997 the Funds have the following open forward currency contracts:

                                                         Current                 Unrealized
Foreign                                                   Value                 Appreciation/
Currency                                               U.S. Dollar             (Depreciation)
---------------------------------------------------------------------------------------------
Balanced Fund
Short Contracts:
Australian Dollar,
    7,599,000 expiring 02/27/98                        $ 4,958,998                $  36,128

German Mark,
    6,338,000 expiring 02/27/98                          3,535,118                   51,448
                                                       -----------                ---------
                                                       $ 8,494,116                $  87,576
                                                       ===========                =========
Income Fund
Short Contracts:
Australian Dollar,
    609,000 expiring 02/27/98                          $   397,425                $   2,896

German Mark,
    557,000 expiring 02/27/98                              310,675                    4,521
                                                       -----------                ---------
                                                       $   708,100                $   7,417
                                                       ===========                =========
International Equity Fund
Long Contracts:
French Franc,
    15,664 expiring 01/30/98                           $     2,603                $    (37)

Italian Lira,
    7,683,942 expiring 01/02/98-01/08/98                    23,054                    (225)
                                                       -----------                ---------
                                                       $    25,657                $   (262)
                                                       ===========                ---------
Short Contracts:
Swedish Krona,
    15,952 expiring 01/02/98                           $     2,009                $      44
                                                       ===========                ---------
                                                                                  $    (218)
                                                                                  =========

HORACE MANN MUTUAL FUNDS                               1997 FUNDS ANNUAL REPORT

December 31, 1997



4. FUND SHARE TRANSACTIONS -- The Funds are each a series of a diversified, open-end management investment company registered under the Investment Company Act of 1940. Shares are presently offered to HMLIC Separate Account and the HMLIC 401K Separate Account. The Growth Fund shares also may be purchased under the dividend reinvestment plans by certain shareholders.

Transactions in capital stock for the years ended 1997 and 1996 were:


                                                                 Shares issued
                                                                to shareholders
                                                                in reinvestment
                                                               of dividends and                                   Net increase
                                         Shares sold             distribution            Shares redeemed           (decrease)
------------------------------------------------------------------------------------------------------------------------------
Growth Fund
12/31/97                                 $4,363,953              $2,722,964               $(1,877,395)             $5,209,522
12/31/96                                  3,682,495               2,117,237                (1,400,207)              4,399,525

Balanced Fund
12/31/97                                  3,173,556               2,170,443                (1,685,163)              3,658,836
12/31/96                                  2,851,756               1,594,607                (1,256,381)              3,189,982

Income Fund
12/31/97                                    160,116                  39,736                  (312,085)              (112,233)
12/31/96                                    222,424                  41,119                  (216,937)                 46,606

Short-Term Fund
12/31/97                                    356,190                   4,867                  (368,415)                (7,358)
12/31/96                                    441,345                   4,017                  (423,462)                 21,900

Small Cap Growth Fund
12/31/97                                  1,527,761                      --                  (115,524)              1,412,237

International Equity Fund
12/31/97                                    561,643                   1,402                   (55,142)                507,903

Socially Responsible Fund
12/31/97                                    791,585                   8,575                   (38,492)                761,668

HORACE MANN MUTUAL FUNDS                                      1997 ANNUAL REPORT

December 31, 1997


5. MANAGEMENT AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES -- Horace Mann Educators Corporation ("HMEC") is the parent company of Horace Mann Investors, Inc. ("Investors") and Horace Mann Service Corporation ("HMSC") and indirectly owns HMLIC. Collectively these companies are referred to as Horace Mann.

As of May 1, 1997, Investors acts as the Trust's advisor, manages its investments, and administers its business affairs pursuant to an investment advisory and management agreement. Also on this date Wellington Management Company, LLP, became the subadvisor to the Growth, Balanced, Income and Short-Term Funds. Effective March 10, 1997, PNC Equity Advisors Company became the subadvisor to the Small Cap Growth Fund, and Scudder, Stevens & Clark, Inc. (Scudder Kemper Investments, Inc. as of December 31, 1997) became the subadvisor to the International Equity and Socially Responsible Funds. Each subadvisor is compensated by Investors (not the Trust) and bears all of its own expenses in providing subadvisory services.

For the Growth, Balanced, Income and Short-Term Funds, Investors receives separate management and advisory fees. The management agreement, the fee which is accrued daily and paid monthly, is calculated on a pro rata basis by applying the following annual percentage rates to the aggregate of all four Funds' daily net assets for the respective month.

        Net Assets                                 Rate

        On initial $100 million                    .250%
        Over $100 million                          .200%

Under the advisory agreement, the fee is accrued daily and calculated by applying the following annual percentage rates to the average daily net assets of each Fund for the respective month:


      Growth Fund          Balanced Fund           Income Fund         Short-Term Fund            Average Net Assets
        0.400%                0.325%                 0.250%                0.125%                 initial $100 million
        0.300%                0.275%                 0.200%                0.100%                 next $100 million
        0.250%                0.225%                 0.150%                0.075%                 next $300 million
        0.250%                0.200%                 0.150%                0.075%                 over $500 million

As compensation for its services, the Small Cap Growth, International Equity and Socially Responsible Funds each pay Investors a combined monthly management and advisory fee. The contractual fees are as follows:

        Small Cap Growth Fund                      1.40% of Net Assets
        International Equity Fund                  1.10% of Net Assets
        Socially Responsible Fund                  0.95% of Net Assets

For the first year of operations, Investors is voluntarily reducing these management fees by 0.40%. The actual management fees are accrued daily and paid monthly based on the following annual percentage rate to the Funds' average daily net assets for the respective month. The fees during the first year of operations net of waivers are:

         Small Cap Growth Fund
          1.00% on the first $25 million
          0.75% on all assets over $25 million

         International Equity Fund
          Inception to September 3, 1997
          0.35% on the first $40 million
          0.25% on the next $60 million
          0.225% on all assets over $100 million

          September 4, 1997 and thereafter
          0.525% on the first $40 million
          0.375% on the next $60 million
          0.3375% on all assets over $100 million

         Socially Responsible Fund
          0.55% on the first $20 million
          0.45% on the next $20 million
          0.30% on the next $60 million

HORACE MANN MUTUAL FUNDS                                1997 FUNDS ANNUAL REPORT


Notes to the Financial Statements (Concluded)

December 31, 1997


Transfer and dividend disbursing agent services are provided by HMSC on a per account basis. The transfer agent fees for the year ended December 31, 1997 were $32,475 for the Growth Fund, $24 each for the Balanced, Income and Short-Term Funds, and $17 each for the Small Cap Growth, International Equity and Socially Responsible Funds.

The Trust pays each independent trustee a $1,000 annual retainer, $1,000 per Board meeting attended, $200 for each committee meeting and $500 for each telephonic meeting. Five meetings were held in 1997. For the year ended December 31, 1997, the fees, excluding travel expenses, for independent trustees totaled $17,200. The Trust does not compensate interested officers and trustees (those who are also officers and/or directors of Horace Mann).


6. SECURITY TRANSACTIONS -- Security transactions, excluding short-term investments, for the period ended December 31, 1997 were:

                                   Purchases          Proceeds from Sales
                                  ------------        -------------------

Growth Fund                       $351,345,751           $273,669,131

Balanced Fund                      311,352,148            263,223,850

Income Fund                          9,398,656             10,141,566

Short-Term Fund                             --              2,272,476

Small Cap Growth Fund               20,805,028              6,392,203

International Equity Fund            5,633,865                899,953

Socially Responsible Fund            9,381,671                907,333


The following table shows investments, excluding foreign currency, at cost and unrealized appreciation (depreciation) for federal income tax purposes by Fund at December 31, 1997.

                        Cost for      Aggregate       Aggregate
                        federal         gross           gross           Net
                       income tax     unrealized      unrealized     unrealized
                        purposes     appreciation   (depreciation)  appreciation
                       -----------   ------------   --------------  ------------
Growth Fund           $495,598,317  $117,917,754    $(15,422,641)   $102,495,113

Balanced Fund          335,550,145    55,170,274      (6,735,255)     48,435,019

Income Fund              9,309,797       348,871         (57,201)        291,670

Short-Term Fund          1,201,719            --              --             --

Small Cap
 Growth Fund            16,580,522     1,424,211        (343,067)      1,081,144

International
 Equity Fund             5,175,108       335,556        (313,289)         22,267

Socially
Responsible Fund         8,621,590       720,623        (145,929)        574,694

60
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Independent Auditors' Report

The Board of Trustees and Shareholders of
   Horace Mann Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Horace Mann Mutual Funds (the Funds), consisting of the Growth Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund as of December 31, 1997, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods presented in the two-year period then ended and financial highlights for each of the periods presented in the four-year period ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights for the six years ended December 31, 1993 were audited by other auditors whose report thereon dated January 21, 1994 expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1997, by correspondence with the custodian and brokers and by the application of alternative auditing procedures where broker replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 1997, the results of their operations for the period then ended, the changes in their net assets for the periods presented in the two-year period then ended and the financial highlights for each of the periods presented in the four-year period ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                KPMG Peat Marwick LLP


Chicago, Illinois
January 28, 1998

                                                                              61
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Horace Mann Mutual Funds
P.O. Box 4657
Springfield, IL 62708-4657
1-800-999-1030


Business Manager
Horace Mann Investors, Inc.
One Horace Mann Plaza
Springfield, IL 62715-0001